UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.
                    Franklin Templeton Total Return FDP Fund
                    Marsico Growth FDP Fund
                    MFS Research International FDP Fund
                    Van Kampen Value FDP Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2009

Date of reporting period: 06/01/2008 - 11/30/2008

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

FDP Series, Inc.                                                       BLACKROCK

SEMI-ANNUAL REPORT
NOVEMBER 30, 2008 | (UNAUDITED)

MFS Research International FDP Fund
Marsico Growth FDP Fund
Van Kampen Value FDP Fund
Franklin Templeton Total Return FDP Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Semi-Annual Report:
Fund Summaries ...........................................................     4
About Fund Performance ...................................................    12
Disclosure of Expenses ...................................................    13
Portfolio Information ....................................................    15
Financial Statements:
    Schedules of Investments .............................................    17
    Statements of Assets and Liabilities .................................    32
    Statements of Operations .............................................    34
    Statements of Changes in Net Assets ..................................    35
Financial Highlights .....................................................    38
Notes to Financial Statements ............................................    46
Disclosure of Investment Advisory Agreement and Subadvisory Agreements ...    56
Officers and Directors ...................................................    59
Additional Information ...................................................    60
Mutual Fund Family .......................................................    62


2               FDP SERIES, INC.               NOVEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

We are pleased to provide you with this semi-annual shareholder report for FDP Series, Inc. FDP Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

The present times may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis mushroomed into an all-out global financial market meltdown, featuring the collapse of storied financial firms, volatile swings in the world's financial markets and monumental government responses designed to rescue the beleaguered financial system.

The U.S. economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflation pressures subsided amid plummeting oil prices, but a uniform and rapid deterioration in key economic indicators darkened growth prospects. Just after the close of the reporting period, the National Bureau of Economic Research officially declared that the U.S. was in a recession, and that it had begun in December 2007. The Federal Reserve Board (the "Fed"), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, bringing the target federal funds rate to a record low range of between zero to 0.25% on December
16. More significant was the central bank's pledge that future policy moves to revive the global economy and financial markets would comprise primarily nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though non-U.S. markets decelerated at a considerably faster pace than domestic equities -- a stark reversal of prior years' trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors retreated to the safest and most liquid investments. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector's underperformance relative to its taxable counterparts. Similarly, economic turmoil and badly broken credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of November 30, 2008                                                      6-month    12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                              (35.20)%   (38.09)%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                               (36.26)    (37.46)
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                          (44.92)    (47.79)
--------------------------------------------------------------------------------------------------------------
U.S. Treasury securities (Merrill Lynch 10-Year U.S. Treasury Index)                        11.62      12.69
--------------------------------------------------------------------------------------------------------------
Taxable fixed income (Barclays Capital U.S. Aggregate Index*)                                0.24       1.74
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)                            (4.98)     (3.61)
--------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index*)      (31.73)    (30.49)
--------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers index.

      Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                     THIS PAGE NOT PART OF YOUR FUND REPORT                    3

Fund Summary                                 MFS Research International FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark MSCI EAFE Index for the six-month period ended November 30, 2008.

      What factors influenced performance?

o Stock selection in the energy sector detracted from the Fund's performance relative to the MSCI EAFE Index. In particular, the absence of a position in integrated oil producer BP Plc (U.K.) proved unfavorable as the stock outperformed the benchmark over the reporting period.

o Security selection in the financials sector also hindered results. Financial services firm Barclays Plc (U.K.) was among the weakest performers. In addition, banking firms, Anglo Irish Bank Corp. Plc (Ireland), Intesa Sanpaolo SpA (Italy), Bank of Cyprus Public Co. Ltd.1, Erste Bank der Oesterreichischen Sparkassen AG (Austria) and Sumitomo Mitsui Financial Group, Inc., hurt relative returns.

o Other notable detractors included paint maker Akzo Nobel NV (the Netherlands) and industrial machinery manufacturer Bucyrus International, Inc.1 No exposure to German car maker Volkswagen also weakened results.

o By contrast, Fund performance benefited from favorable stock selection in the capital goods sector. Express parcel and mail delivery giant Yamato Transport Co., Ltd. (Japan), train operator East Japan Railway Co. and tire maker Bridgestone Corp. were among the Fund's strongest holdings. A position in mining operator Rio Tinto Finance USA Ltd. (Australia)2 also proved advantageous.

o Additional securities that enhanced relative returns included pharmaceutical companies Roche Holding AG (Switzerland) and Astellas Pharma, Inc. (Japan)2, as well as consumer finance firm Aeon Credit Service Co., Ltd. (Japan). Avoidance of poor-performing Royal Bank of Scotland (U.K.) and ING Groep (the Netherlands) in the financials sector also helped.

o Finally, in a period when equity markets declined broadly, the Fund's cash position proved especially beneficial on a relative basis, as the benchmark does not hold cash.

      Describe recent portfolio activity.

o During the reporting period, we maintained the Fund's overall underweight in Japan, though we adjusted our emphasis in the region. Specifically, we shifted attention away from exporters in favor of domestic demand plays, as appreciation of the Japanese yen relative to other major currencies should have a negative effect on exporters. Our analysts have also been more closely evaluating cyclical sectors of the market, such as capital goods and technology, as we attempt to position ourselves less defensively heading into 2009. Lastly, we took advantage of market uncertainty and volatility to selectively increase exposure to high-quality companies in emerging markets.

      Describe Fund positioning at period-end.

o The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Stock selection is, therefore, strictly a by-product of where our analysts are finding their best ideas. Nevertheless, given the extreme volatility we have recently witnessed, Fund investments comprised primarily larger cap companies that have little or low financing needs, strong balance sheets and an ability to generate free cash flow. Heading into the new year, we continue to emphasize higher-quality companies with good long-term fundamentals, as lower-quality names will presumably struggle in a difficult operating environment.

      1     Security is not a benchmark constituent.
      2     Security was not held in the portfolio at period end.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


4               FDP SERIES, INC.               NOVEMBER 30, 2008

                                             MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index and MSCI All Country World (ex U.S.) Index. Values are from July 27, 2005 to November 2008.

                                                                        MSCI All
                                                  MSCI Europe,           Country
              Institutional     Investor A     Australasia and   World (ex U.S.)
                Shares(1,2)    Shares(1,2)   Far East Index(3)         Index (4)
7/27/05(5)          $10,000         $9,475             $10,000           $10,000
11/05               $10,640        $10,072             $10,774           $10,853
11/06               $13,569        $12,818             $13,812           $13,972
11/07               $15,927        $15,008             $16,201           $17,053
11/08               $ 8,424         $7,908              $8,458           $ 8,661

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2 MFS Research International FDP Fund invests, under normal market conditions, at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies.
3 This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
4 This market capitalization Index is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.
5     Commencement of operations.

Performance Summary for the Period Ended November 30, 2008

                                                              Average Annual Total Returns 6
                                                          ---------------------------------------
                                                                 1 Year         Since Inception 7
                                                          ------------------   ------------------
                                             6-Month      w/o sales  w/sales   w/o sales  w/sales
                                          Total Returns    charge    charge     charge    charge
-------------------------------------------------------------------------------------------------
Institutional ........................       (46.07)%     (47.11)%      --      (5.00)%      --
Investor A ...........................       (46.19)      (47.31)   (50.07)%    (5.26)    (6.77)%
Investor B ...........................       (46.38)      (47.70)   (49.99)     (5.97)    (6.73)
Investor C ...........................       (46.39)      (47.69)   (48.20)     (5.98)    (5.98)
MSCI EAFE Index ......................       (44.92)      (47.79)       --      (4.88)       --
MSCI All Country World (ex U.S.) Index       (47.35)      (49.21)       --      (4.21)       --
-------------------------------------------------------------------------------------------------

6 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
7     The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


               FDP SERIES, INC.               NOVEMBER 30, 2008               5

Fund Summary                                             Marsico Growth FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark S&P 500 Index for the six-month period ended November 30, 2008.

      What factors influenced performance?

o Stock selection in the energy sector was among the primary detractors from the Fund's performance versus the benchmark. Petroleo Brasileiro SA, Transocean Inc. and Schlumberger Ltd. were among the weakest- performing individual holdings. In addition, select consumer staples positions, including CVS Caremark Corp. and Heineken NV, hampered relative results, as did an underweight position in the sector. Notably, Heineken NV was sold during the period.

o The Fund had little to no exposure to the telecommunication services and utilities sectors, which also hurt comparative performance as these were among the strongest-performing sectors in the benchmark for the six months.

o In the financials sector, the Fund's positions in select names, including Goldman Sachs Group, Inc., Bank of America Corp. and JPMorgan Chase & Co., materially detracted from results. Bank of America Corp. was sold during the period. Within information technology, MasterCard, Inc., Apple, Inc. and Google, Inc. were the most notable laggards.

o By contrast, stock selection in the consumer discretionary sector proved advantageous. Worldwide restaurant operator McDonald's Corp. was a standout performer. Additionally, as the benchmark S&P 500 Index suffered a decline of more than 35%, the Fund's high cash and cash equivalents position (approximately 11% of the portfolio, on average) helped preserve capital to some degree.

      Describe recent portfolio activity.

o During the reporting period, we reduced the Fund's exposure to the telecommunication services and energy sectors, and increased its cash and cash equivalents position. On average, the Fund was overweight versus the benchmark in the industrials, consumer discretionary, and materials sectors, while maintaining significant underweight positions in health care, consumer staples, energy and utilities. Sector weightings are primarily a residual of the stock selection process.

      Describe Fund positioning at period-end.

o As of November 30, 2008, the Fund's most significant economic sector allocations were in consumer discretionary, industrials, information technology and financials, while it had no exposure to the telecommunication services and utilities sectors.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


6               FDP SERIES, INC.               NOVEMBER 30, 2008

                                                         Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500 Index. Values are from July 27, 2005 to November 2008.

                      Institutional              Investor A              S&P 500
                        Shares(1,2)             Shares(1,2)             Index(3)
7/27/05(4)                  $10,000                  $9,475              $10,000
11/05                       $10,550                  $9,987              $10,176
11/06                       $11,360                 $10,726              $11,624
11/07                       $13,290                 $12,526              $12,521
11/08                        $7,590                  $7,144               $7,751

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2 Marsico Growth FDP Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.
3 This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE capitalization and 30% of NYSE issues.
4     Commencement of operations.

Performance Summary for the Period Ended November 30, 2008

                                                              Average Annual Total Returns 5
                                                          ---------------------------------------
                                                                 1 Year         Since Inception 6
                                                          ------------------   ------------------
                                             6-Month      w/o sales  w/sales   w/o sales  w/sales
                                          Total Returns    charge    charge     charge    charge
-------------------------------------------------------------------------------------------------
Institutional ........................       (38.19)%     (42.89)%      --      (7.91)%      --
Investor A ...........................       (38.20)      (42.97)   (45.96)%    (8.09)    (9.56)%
Investor B ...........................       (38.53)      (43.45)   (46.00)     (8.83)    (9.66)
Investor C ...........................       (38.44)      (43.37)   (43.94)     (8.79)    (8.79)
S&P 500 Index ........................       (35.20)      (38.09)       --      (7.33)       --
-------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
6     The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


               FDP SERIES, INC.               NOVEMBER 30, 2008               7

Fund Summary                                           Van Kampen Value FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed both the Russell 1000 Value Total Return Index and the S&P 500 Index for the six-month period ended November 30, 2008.

      What factors influenced performance?

o Relative to the Russell 1000 Value Total Return Index, the Fund benefited from stock selection and a significant underweight in industrials, a large overweight in consumer staples, and stock selection and an underweight in financials. A sizeable cash position also contributed favorably to relative performance, as it reduced the Fund's exposure to the market's decline; the Russell 1000 Value Total Return Index does not hold cash.

o Relative to the S&P 500 Index, the Fund benefited most significantly from stock selection and an overweight in the telecommunication services sector, an underweight in industrials, and an overweight in consumer staples.

o By contrast, Fund performance versus the Russell 1000 Value Total Return Index was hampered by an underweight in energy and stock selection in consumer discretionary (primarily media stocks). Relative to the S&P 500 Index, stock selection in consumer discretionary was by and large the most significant detractor.

      Describe recent portfolio activity.

o During the six months, we selectively built positions in individual energy stocks that fit our investment criteria. Overall, very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. Within the consumer staples sector, we trimmed holdings that performed well, as their relative risk-reward characteristics became less favorable.

      Describe Fund positioning at period-end.

o We continue to position the Fund from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

o At period-end, approximately 40 percent of the Fund was invested in what we believe to be high-quality companies exhibiting attractive growth prospects and a healthy cash flow. Many cyclical stocks (those in more economically sensitive sectors, such as energy and industrials) still appear unattractive by our risk-reward standards. The financials sector remained the Fund's largest sector weight, and exposure is broadly diversified across banks, brokerage and insurance stocks. In the health care sector, given the Food and Drug Administration's more conservative stance, we are carefully evaluating the portfolio's exposure to potential regulatory surprises.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


8               FDP SERIES, INC.               NOVEMBER 30, 2008

                                                       Van Kampen Value FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from July 27, 2005 to November 2008.

                                                                         Russell
                      Institutional             Investor A            1000 Value
                        Shares(1,2)            Shares(1,2)              Index(3)
7/27/05(4)                  $10,000                 $9,475               $10,000
11/05                       $10,140                 $9,608               $10,150
11/06                       $11,476                $10,841               $12,210
11/07                       $11,979                $11,292               $12,584
11/08                        $7,218                 $6,780                $7,763

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2 Van Kampen Value FDP Fund invests, under normal market conditions, primarily in a portfolio of equity securities, consisting principally of common stocks.
3 This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.
4     Commencement of operations.

Performance Summary for the Period Ended November 30, 2008

                                                              Average Annual Total Returns 5
                                                          ---------------------------------------
                                                                 1 Year         Since Inception 6
                                                          ------------------   ------------------
                                             6-Month      w/o sales  w/sales   w/o sales  w/sales
                                          Total Returns    charge    charge     charge    charge
-------------------------------------------------------------------------------------------------
Institutional ........................       (34.15)%     (39.74)%      --       (9.28)%      --
Investor A ...........................       (34.34)      (39.96)   (43.11)%     (9.52)   (10.97)%
Investor B ...........................       (34.59)      (40.45)   (43.08)     (10.23)   (11.00)
Investor C ...........................       (34.53)      (40.38)   (40.96)     (10.20)   (10.20)
Russell 1000 Value Total Return Index        (34.83)      (38.32)       --       (7.29)       --
S&P 500 Index ........................       (35.20)      (38.09)       --       (7.33)       --
-------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
6     The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


               FDP SERIES, INC.               NOVEMBER 30, 2008               9

Fund Summary                            Franklin Templeton Total Return FDP Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund underperformed the benchmark Barclays Capital U.S. Aggregate Index for the six-month period ended November 30, 2008.

      What factors influenced performance?

o Financial market conditions tightened during the six months under review as the credit crunch intensified. The flight to quality theme persisted, partly driven by concerns over bank financing and asset liquidations, and non-U.S. Treasury fixed income sectors were unable to keep pace with the strong performance of U.S. Treasury securities. Consequently, Fund allocations to investment grade and below-investment grade spread sectors had a negative impact on relative performance. The Fund's exposure to non-U.S. interest rates also detracted from results during the reporting period.

o On the positive side, the Fund benefited from its underweight in U.S. agency debentures.

      Describe recent portfolio activity.

o Throughout the semi-annual period, we continued to emphasize higher-quality securitized sectors within the portfolio, seeking fundamentally sound bonds at attractive yields. Specifically, we added exposure to high-quality agency mortgage-backed securities and continued to favor higher-quality residential and commercial mortgage-backed investments at the expense of U.S. agency debentures and Treasury issues. We moderately reduced the Fund's exposure to investment grade corporate bonds, though we maintained a slight overweight as we believed valuations were attractive.

o We continued to believe global fixed income markets offered value as well. Accordingly, we maintained a diversified portfolio of international bonds and currencies. Given our belief that global growth, particularly in Asia, should outpace that of the U.S. and Europe, we also sought opportunities to take advantage of Asian currency strength and euro weakness relative to the U.S. dollar.

      Describe Fund positioning at period-end.

o In our view, while there were situations in domestic and global markets where higher interest rates or wider spreads were appropriate, we also witnessed other situations where markets had overreacted and thus, created interesting investment opportunities.

o At period-end, we continue to favor a diversified portfolio of higher-quality securitized asset classes at the expense of U.S. agency and Treasury securities. We have reviewed our corporate bond positions to ensure they possess risk/return profiles we deem attractive, while maintaining ample diversification within the portfolio. Additionally, we believe select international interest rate and currency market opportunities exist in the current environment, and we will look to take advantage of those prospects, as appropriate.

The views expressed reflect the opinions of the sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.


10               FDP SERIES, INC.               NOVEMBER 30, 2008

                                        Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Barclays Capital U.S. Aggregate Index. Values are from July 27, 2005 to November 2008.

                                                                        Barclays
                                                                         Capital
                     Institutional            Investor A          U.S. Aggregate
                       Shares(1,2)           Shares(1,2)                Index(3)
7/27/05(4)                 $10,000                $9,600                 $10,000
11/05                       $9,933                $9,527                  $9,986
11/06                      $10,532               $10,077                 $10,579
11/07                      $11,014               $10,512                 $11,219
11/08                       $9,704                $9,240                 $11,414

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2 Franklin Templeton Total Return FDP Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities.
3 This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.
4     Commencement of operations.

Performance Summary for the Period Ended November 30, 2008

                                                                              Average Annual Total Returns 5
                                                                          ---------------------------------------
                                                                                 1 Year         Since Inception 6
                                                                          ------------------   ------------------
                                          Standardized       6-Month      w/o sales  w/sales   w/o sales  w/sales
                                          30-Day Yields   Total Returns    charge    charge     charge    charge
-----------------------------------------------------------------------------------------------------------------
Institutional ........................       6.58%           (12.68)%     (11.89)%      --      (0.89)%      --
Investor A ...........................       6.11            (12.77)      (12.10)   (15.61)%    (1.14)    (2.34)%
Investor B ...........................       5.82            (13.01)      (12.57)   (15.92)     (1.65)    (2.44)
Investor C ...........................       5.79            (13.02)      (12.59)   (13.43)     (1.69)    (1.69)
Barclays Capital U.S. Aggregate Index          --              0.24         1.74        --       4.03        --
-----------------------------------------------------------------------------------------------------------------

5 Assuming maximum sales charges. See "About Fund Performance" on page 12 for a detailed description of share classes, including any related sales charges and fees.
6     The Portfolio commenced operations on 7/27/05.

      Past performance is not indicative of future results.


               FDP SERIES, INC.               NOVEMBER 30, 2008               11

About Fund Performance

Shares are only available for purchase through the FDP Service.

For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

For Franklin Templeton Total Return FDP Fund:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages 5 - 11 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Manager waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


12               FDP SERIES, INC.               NOVEMBER 30, 2008

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 13 and 14 (which are based on a hypothetical investment of $1,000 invested on June 1, 2008 and held through November 30, 2008) are intended to assist shareholders both in calculating expenses based on an investment in these Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                               Actual                                             Hypothetical 2
                        -----------------------------------------------------  -----------------------------------------------------
                          Beginning         Ending                               Beginning         Ending
                        Account Value    Account Value      Expenses Paid      Account Value    Account Value      Expenses Paid
                        June 1, 2008   November 30, 2008  During the Period 1  June 1, 2008   November 30, 2008  During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........    $1,000           $539.30             $5.27             $1,000          $1,018.15           $ 6.91
Investor A ............    $1,000           $538.10             $6.23             $1,000          $1,016.90           $ 8.17
Investor B ............    $1,000           $536.20             $9.26             $1,000          $1,012.95           $12.13
Investor C ............    $1,000           $536.10             $9.14             $1,000          $1,013.10           $11.98
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.37% for Institutional, 1.62% for Investor A, 2.41% for Investor B and 2.38% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

Marsico Growth FDP Fund

                                               Actual                                             Hypothetical 4
                        -----------------------------------------------------  -----------------------------------------------------
                          Beginning         Ending                               Beginning         Ending
                        Account Value    Account Value      Expenses Paid      Account Value    Account Value      Expenses Paid
                        June 1, 2008   November 30, 2008  During the Period 3  June 1, 2008   November 30, 2008  During the Period 3
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........    $1,000           $618.10             $4.73             $1,000          $1,019.15           $ 5.91
Investor A ............    $1,000           $618.00             $5.74             $1,000          $1,017.90           $ 7.16
Investor B ............    $1,000           $614.70             $8.92             $1,000          $1,013.95           $11.13
Investor C ............    $1,000           $615.60             $8.85             $1,000          $1,014.05           $11.03
------------------------------------------------------------------------------------------------------------------------------------

3 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Institutional, 1.42% for Investor A, 2.21% for Investor B and 2.19% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
4 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.


               FDP SERIES, INC.               NOVEMBER 30, 2008               13

Disclosure of Expenses (concluded)

Van Kampen Value FDP Fund

                                               Actual                                             Hypothetical 2
                        -----------------------------------------------------  -----------------------------------------------------
                          Beginning         Ending                               Beginning         Ending
                        Account Value    Account Value      Expenses Paid      Account Value    Account Value      Expenses Paid
                        June 1, 2008   November 30, 2008  During the Period 1  June 1, 2008   November 30, 2008  During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .........    $1,000           $658.50             $4.27             $1,000          $1,019.85           $ 5.20
Investor A ............    $1,000           $656.60             $5.30             $1,000          $1,018.60           $ 6.46
Investor B ............    $1,000           $654.10             $8.56             $1,000          $1,014.65           $10.43
Investor C ............    $1,000           $654.70             $8.44             $1,000          $1,014.80           $10.28
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.28% for Investor A, 2.07% for Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.

Franklin Templeton Total Return FDP Fund

                                               Actual                                             Hypothetical 4
                        -----------------------------------------------------  -----------------------------------------------------
                          Beginning         Ending                               Beginning         Ending
                        Account Value    Account Value      Expenses Paid      Account Value    Account Value      Expenses Paid
                        June 1, 2008   November 30, 2008  During the Period 3  June 1, 2008   November 30, 2008  During the Period 3
------------------------------------------------------------------------------------------------------------------------------------
Institutional              $1,000           $873.20             $3.56             $1,000          $1,021.20           $3.84
Investor A                 $1,000           $872.30             $4.45             $1,000          $1,020.25           $4.80
Investor B                 $1,000           $869.90             $6.83             $1,000          $1,017.70           $7.36
Investor C                 $1,000           $869.80             $7.01             $1,000          $1,017.50           $7.57
------------------------------------------------------------------------------------------------------------------------------------

3 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.76% for Institutional, 0.95% for Investor A, 1.46% for Investor B and 1.50% for Investor C), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
4 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 364.


14               FDP SERIES, INC.               NOVEMBER 30, 2008

Portfolio Information as of November 30, 2008

================================================================================
Geographic Allocation
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
Japan ...................................................................    17%
United Kingdom ..........................................................    14
France ..................................................................    12
Switzerland .............................................................    10
Germany .................................................................    10
Italy ...................................................................     5
Netherlands .............................................................     4
Hong Kong ...............................................................     3
Mexico ..................................................................     3
Spain ...................................................................     3
Singapore ...............................................................     2
United States ...........................................................     2
Australia ...............................................................     2
Brazil ..................................................................     2
India ...................................................................     1
Norway ..................................................................     1
South Korea .............................................................     1
Ireland .................................................................     1
Sweden ..................................................................     1
Austria .................................................................     1
South Africa ............................................................     1
Greece ..................................................................     1
Taiwan ..................................................................     1
Finland .................................................................     1
Canada ..................................................................     1
--------------------------------------------------------------------------------

================================================================================
Ten Largest Holdings
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Roche Holding AG ........................................................     3%
Nestle SA Registered Shares .............................................     3
Royal Dutch Shell Plc ...................................................     3
Total SA ................................................................     3
Vodafone Group Plc ......................................................     2
E.ON AG .................................................................     2
BHP Billiton Plc ........................................................     2
BNP Paribas SA ..........................................................     2
Akzo Nobel NV ...........................................................     2
Intesa Sanpaolo SpA .....................................................     2
--------------------------------------------------------------------------------

================================================================================
Ten Largest Holdings
--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
McDonald's Corp. ........................................................     8%
Lockheed Martin Corp. ...................................................     4
Union Pacific Corp. .....................................................     4
Genentech, Inc. .........................................................     4
Monsanto Co. ............................................................     4
Wells Fargo & Co. .......................................................     4
MasterCard, Inc. Class A ................................................     3
CVS Caremark Corp. ......................................................     3
Visa, Inc. Class A ......................................................     3
Lowe's Cos., Inc. .......................................................     3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Comcast Corp. Class A ...................................................     6%
Chubb Corp. .............................................................     5
Verizon Communications, Inc. ............................................     4
Time Warner, Inc. .......................................................     3
International Paper Co. .................................................     3
Viacom, Inc. Class B ....................................................     3
Wal-Mart Stores, Inc. ...................................................     3
The Bank of New York Mellon Corp. .......................................     3
General Electric Co. ....................................................     3
Bank of America Corp. ...................................................     3
--------------------------------------------------------------------------------


               FDP SERIES, INC.               NOVEMBER 30, 2008               15

Portfolio Information as of November 30, 2008 (concluded)

================================================================================
Sector Representation
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                        Long-Term Investments
--------------------------------------------------------------------------------
Financials ..............................................................    24%
Industrials .............................................................    13
Energy ..................................................................    12
Health Care .............................................................    10
Consumer Discretionary ..................................................     8
Consumer Staples ........................................................     8
Materials ...............................................................     7
Telecommunication Services ..............................................     7
Information Technology ..................................................     6
Utilities ...............................................................     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                    Long-Term Investments
--------------------------------------------------------------------------------
Consumer Discretionary ..................................................    23%
Industrials .............................................................    16
Financials ..............................................................    15
Information Technology ..................................................    15
Consumer Staples ........................................................     9
Materials ...............................................................     9
Health Care .............................................................     7
Energy ..................................................................     6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                  Long-Term Investments
--------------------------------------------------------------------------------
Financials ..............................................................    22%
Consumer Discretionary ..................................................    18
Consumer Staples ........................................................    17
Health Care .............................................................    15
Information Technology ..................................................    10
Telecommunication Services ..............................................     6
Materials ...............................................................     5
Industrials .............................................................     4
Energy ..................................................................     3
--------------------------------------------------------------------------------

================================================================================
Five Largest Industries
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks ........................................................    16%
Oil, Gas & Consumable Fuels .............................................    11
Pharmaceuticals .........................................................     9
Wireless Telecommunication Services .....................................     5
Food Products ...........................................................     5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure ...........................................    13%
Commercial Banks ........................................................     9
Chemicals ...............................................................     7
Aerospace & Defense .....................................................     7
Food & Staples Retailing ................................................     7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Media ...................................................................    14%
Pharmaceuticals .........................................................    10
Insurance ...............................................................    10
Food Products ...........................................................     7
Diversified Telecommunication Services ..................................     6
--------------------------------------------------------------------------------

================================================================================
Quality Ratings based on Corporate Bond and Capital Trust Investments.
--------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
Credit Rating 1                                                         11/30/08
--------------------------------------------------------------------------------
AAA/Aaa .................................................................     1%
AA/Aa ...................................................................    11
A/A .....................................................................    29
BB/Ba ...................................................................     1
BBB/Baa .................................................................    43
B/B .....................................................................    12
CCC/Caa .................................................................     1
Not Rated ...............................................................     2
--------------------------------------------------------------------------------
1 Using the higher of Standard & Poor's or Moody's Investors Service ratings.

================================================================================
Asset Mix
--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                   Long-Term Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities .......................    42%
Corporate Bonds .........................................................    23
Asset-Backed Securities .................................................    10
Non-U.S. Government Agency Mortgage-Backed Securities ...................     9
Foreign Government Obligations ..........................................     7
U.S. Government Obligations .............................................     3
Floating Rate Loan Interests ............................................     2
Preferred Securities ....................................................     2
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations ...................................     2
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


16               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments November 30, 2008 (Unaudited)
                                             MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Australia -- 2.1%
Commercial Services & Supplies -- 1.6%
Brambles Ltd.                                          343,230     $  1,642,447
-------------------------------------------------------------------------------
Insurance -- 0.2%
QBE                                                     16,760          261,040
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
Paladin Resources Ltd. (a)                             185,274          291,314
-------------------------------------------------------------------------------
Total Common Stocks in Australia                                      2,194,801
===============================================================================
Austria -- 0.7%
Commercial Banks -- 0.7%
Erste Bank der Oesterreichischen Sparkassen AG          31,810          729,195
-------------------------------------------------------------------------------
Total Common Stocks in Austria                                          729,195
===============================================================================
Brazil -- 1.8%
Building Products -- 0.2%
Duratex SA (Preference Shares)                          26,400          164,149
-------------------------------------------------------------------------------
Commercial Banks -- 1.1%
Uniao de Bancos Brasileiros SA (b)                      18,300        1,172,847
-------------------------------------------------------------------------------
IT Services -- 0.0%
CSU Cardsystem SA (a)                                   56,610           53,287
-------------------------------------------------------------------------------
Internet Software & Services -- 0.2%
Universo Online SA (Preference Shares)                  66,100          196,934
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
Petroleo Brasileiro SA (b)                              16,800          351,792
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                         1,939,009
===============================================================================
Canada -- 0.6%
Wireless Telecommunication Services -- 0.6%
Rogers Communications, Inc. Class B                     21,810          590,358
-------------------------------------------------------------------------------
Total Common Stocks in Canada                                           590,358
===============================================================================
Cayman Islands -- 0.4%
Personal Products -- 0.4%
Hengan International Group Co. Ltd.                    156,000          467,624
-------------------------------------------------------------------------------
Total Common Stocks in the Cayman Islands                               467,624
===============================================================================
China -- 0.5%
Wireless Telecommunication Services -- 0.5%
China Unicom Limited                                   458,000          565,896
-------------------------------------------------------------------------------
Total Common Stocks in China                                            565,896
===============================================================================
Finland -- 0.6%
Communications Equipment -- 0.6%
Nokia Oyj                                               43,540          616,902
-------------------------------------------------------------------------------
Total Common Stocks in Finland                                          616,902
===============================================================================
France -- 11.6%
Auto Components -- 0.4%
Compagnie Generale des Etablissements Michelin          10,070          483,565
-------------------------------------------------------------------------------
Commercial Banks -- 2.0%
BNP Paribas SA                                          38,268        2,120,636
-------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
Schneider Electric SA                                   14,221          897,789
-------------------------------------------------------------------------------
Food Products -- 1.5%
Groupe Danone                                           27,191        1,567,242
-------------------------------------------------------------------------------
Insurance -- 1.7%
AXA SA                                                  95,540        1,815,617
-------------------------------------------------------------------------------
Multi-Utilities -- 1.3%
GDF Suez                                                34,581        1,387,684
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.5%
Total SA                                                51,020        2,680,482
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.4%
LVMH Moet Hennessy Louis Vuitton SA                     25,640        1,457,216
-------------------------------------------------------------------------------
Total Common Stocks in France                                        12,410,231
===============================================================================
Germany -- 10.2%
Chemicals -- 1.7%
Linde AG                                                20,740        1,513,293
Symrise AG                                              26,707          314,543
                                                                   ------------
                                                                      1,827,836
-------------------------------------------------------------------------------
Diversified Financial Services -- 0.5%
Deutsche Boerse AG                                       7,270          519,279
-------------------------------------------------------------------------------
Electric Utilities -- 2.3%
E.ON AG                                                 71,307        2,494,101
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.7%
Siemens AG                                              29,460        1,761,783
-------------------------------------------------------------------------------
Personal Products -- 0.6%
Beiersdorf AG                                           10,360          572,565
-------------------------------------------------------------------------------
Pharmaceuticals -- 2.8%
Bayer AG                                                26,170        1,352,572
Merck KGaA                                              19,940        1,669,246
                                                                   ------------
                                                                      3,021,818
-------------------------------------------------------------------------------
Software -- 0.6%
SAP AG                                                  20,010          682,347
-------------------------------------------------------------------------------
Total Common Stocks in Germany                                       10,879,729
===============================================================================
Greece -- 0.6%
Commercial Banks -- 0.6%
Bank of Cyprus Public Co. Ltd.                         161,320          640,272
-------------------------------------------------------------------------------
Total Common Stocks in Greece                                           640,272
===============================================================================
Hong Kong -- 3.4%
Commercial Banks -- 2.0%
China Construction Bank Class H                      3,322,000        1,764,859
Hang Seng Bank Ltd.                                     30,600          392,746
                                                                   ------------
                                                                      2,157,605
-------------------------------------------------------------------------------
Distributors -- 0.6%
Li & Fung Ltd.                                         368,000          677,878
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
CNOOC Ltd.                                             418,000          342,713
-------------------------------------------------------------------------------
Real Estate Management & Development -- 0.1%
Sino Land Co.                                          116,000           86,256
-------------------------------------------------------------------------------
Specialty Retail -- 0.4%
Esprit Holdings Ltd.                                    94,600          448,658
-------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                      3,713,110
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               17

Schedule of Investments (continued)          MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
India -- 1.4%
IT Services -- 0.9%
HCL Technologies Ltd.                                   57,240     $    158,939
Satyam Computer Services Ltd.                          166,320          814,108
                                                                   ------------
                                                                        973,047
-------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.5%
National Thermal Power Corp. Ltd.                      167,380          535,568
-------------------------------------------------------------------------------
Total Common Stocks in India                                          1,508,615
===============================================================================
Ireland -- 1.0%
Commercial Banks -- 0.2%
Anglo Irish Bank Corp. Plc                             162,332          176,250
-------------------------------------------------------------------------------
Construction Materials -- 0.8%
CRH Plc                                                 38,380          840,256
-------------------------------------------------------------------------------
Total Common Stocks in Ireland                                        1,016,506
===============================================================================
Italy -- 5.5%
Commercial Banks -- 3.4%
Intesa Sanpaolo SpA                                    653,226        1,967,515
Unione Di Banche Italiane ScpA                         113,434        1,635,659
                                                                   ------------
                                                                      3,603,174
-------------------------------------------------------------------------------
Energy Equipment & Services -- 0.3%
Saipem SpA                                              23,410          363,669
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.8%
Eni SpA                                                 82,200        1,865,744
-------------------------------------------------------------------------------
Total Common Stocks in Italy                                          5,832,587
===============================================================================
Japan -- 16.5%
Air Freight & Logistics -- 1.7%
Yamato Transport Co., Ltd.                             144,000        1,879,375
-------------------------------------------------------------------------------
Auto Components -- 0.7%
Bridgestone Corp.                                       42,700          717,992
-------------------------------------------------------------------------------
Capital Markets -- 1.2%
Daiwa Securities Group, Inc.                           261,000        1,338,403
-------------------------------------------------------------------------------
Commercial Banks -- 1.7%
The Chiba Bank Ltd.                                    132,000          627,921
Sumitomo Mitsui Financial Group, Inc.                      339        1,229,876
                                                                   ------------
                                                                      1,857,797
-------------------------------------------------------------------------------
Construction & Engineering -- 0.4%
JGC Corp.                                               34,000          394,975
-------------------------------------------------------------------------------
Consumer Finance -- 1.0%
Aeon Credit Service Co., Ltd.                           89,700        1,124,781
-------------------------------------------------------------------------------
Machinery -- 1.1%
GLORY Ltd.                                              64,800        1,139,660
-------------------------------------------------------------------------------
Office Electronics -- 1.9%
Konica Minolta Holdings, Inc.                          108,000          795,996
Ricoh Co., Ltd.                                        114,000        1,190,458
                                                                   ------------
                                                                      1,986,454
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.7%
Inpex Corp.                                                113          724,015
-------------------------------------------------------------------------------
Pharmaceuticals -- 1.3%
Daiichi Sankyo Co., Ltd.                                68,600        1,406,535
-------------------------------------------------------------------------------
Road & Rail -- 1.6%
East Japan Railway Co.                                     217        1,678,572
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.4%
Tokyo Electron Ltd.                                     17,000          463,492
-------------------------------------------------------------------------------
Tobacco -- 1.1%
Japan Tobacco, Inc.                                        312        1,148,013
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.7%
Mitsubishi Corp.                                        42,500          528,676
Mitsui & Co., Ltd.                                      20,000          177,735
                                                                   ------------
                                                                        706,411
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.0%
KDDI Corp.                                                 161        1,049,358
-------------------------------------------------------------------------------
Total Common Stocks in Japan                                         17,615,833
===============================================================================
Mexico -- 2.9%
Construction Materials -- 0.1%
Corp. Moctezuma SAB de CV                               53,200           79,508
-------------------------------------------------------------------------------
Household Durables -- 0.2%
Sare Holding SAB de CV Class B (a)                      39,300            7,367
Urbi Desarollos Urbanos SAB (a)                        153,690          227,969
                                                                   ------------
                                                                        235,336
-------------------------------------------------------------------------------
Household Products -- 0.4%
Kimberly-Clark de Mexico, SA de CV                     142,930          445,155
-------------------------------------------------------------------------------
Media -- 0.9%
Grupo Televisa, SA (b)                                  65,570          974,370
-------------------------------------------------------------------------------
Transportation Infrastructure -- 0.3%
Grupo Aeroportuario del Pacifico, SA de CV (b)          14,840          329,448
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.0%
America Movil, SA de CV (b)                             36,980        1,109,400
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                         3,173,217
===============================================================================
Netherlands -- 4.1%
Air Freight & Logistics -- 0.4%
TNT NV                                                  23,030          482,493
-------------------------------------------------------------------------------
Beverages -- 0.7%
Heineken NV                                             28,770          793,821
-------------------------------------------------------------------------------
Chemicals -- 2.0%
Akzo Nobel NV                                           61,330        2,096,422
-------------------------------------------------------------------------------
Food Products -- 0.5%
Unilever NV                                             23,380          545,806
-------------------------------------------------------------------------------
Industrial Conglomerates -- 0.5%
Koninklijke Philips Electronics NV                      30,830          503,159
-------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                4,421,701
===============================================================================
Norway -- 1.2%
Oil, Gas & Consumable Fuels -- 1.2%
Statoilhydro ASA                                        77,340        1,312,096
-------------------------------------------------------------------------------
Total Common Stocks in Norway                                         1,312,096
===============================================================================
Russia -- 0.4%
Oil, Gas & Consumable Fuels -- 0.4%
OAO Gazprom (b)                                         22,590          390,807
-------------------------------------------------------------------------------
Total Common Stocks in Russia                                           390,807
===============================================================================

See Notes to Financial Statements.


18               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments (continued)          MFS Research International FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Singapore -- 2.2%
Commercial Banks -- 1.0%
DBS Group Holdings Ltd.                                177,000     $  1,108,546
-------------------------------------------------------------------------------
Industrial Conglomerates -- 0.5%
Keppel Corp. Ltd.                                      198,000          554,747
-------------------------------------------------------------------------------
Real Estate Management & Development -- 0.7%
CapitaLand Ltd.                                        387,000          715,201
-------------------------------------------------------------------------------
Total Common Stocks in Singapore                                      2,378,494
===============================================================================
South Africa -- 0.7%
Commercial Banks -- 0.7%
Standard Bank Group Ltd.                                83,127          719,426
-------------------------------------------------------------------------------
Total Common Stocks in South Africa                                     719,426
===============================================================================
South Korea -- 1.0%
Electrical Equipment -- 0.5%
LS Industrial Systems Co. Ltd.                          18,020          516,658
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.5%
Samsung Electronics Co., Ltd.                            1,724          571,000
-------------------------------------------------------------------------------
Total Common Stocks in South Korea                                    1,087,658
===============================================================================
Spain -- 2.7%
Diversified Telecommunication Services -- 1.6%
Telefonica SA                                           83,090        1,683,943
-------------------------------------------------------------------------------
Specialty Retail -- 1.1%
Inditex SA                                              35,550        1,194,375
-------------------------------------------------------------------------------
Total Common Stocks in Spain                                          2,878,318
===============================================================================
Sweden -- 0.8%
Building Products -- 0.8%
Assa Abloy AB Series B                                  92,610          896,856
-------------------------------------------------------------------------------
Total Common Stocks in Sweden                                           896,856
===============================================================================
Switzerland -- 10.3%
Biotechnology -- 0.7%
Actelion Ltd. (a)                                       17,255          777,439
-------------------------------------------------------------------------------
Building Products -- 0.9%
Geberit AG                                              10,720          986,820
-------------------------------------------------------------------------------
Capital Markets -- 0.8%
UBS AG (a)                                              69,130          863,664
-------------------------------------------------------------------------------
Food Products -- 3.0%
Nestle SA Registered Shares                             88,271        3,196,982
-------------------------------------------------------------------------------
Pharmaceuticals -- 4.9%
Novartis AG Registered Shares                           37,090        1,730,775
Roche Holding AG                                        25,060        3,510,765
                                                                   ------------
                                                                      5,241,540
-------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                   11,066,445
===============================================================================
Taiwan -- 0.6%
Computers & Peripherals -- 0.6%
Acer, Inc.                                             487,000          621,716
-------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                           621,716
===============================================================================
United Kingdom -- 13.5%
Commercial Banks -- 2.0%
Barclays Plc                                           406,541        1,078,051
Standard Chartered Plc                                  72,595        1,092,648
                                                                   ------------
                                                                      2,170,699
-------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.3%
Drax Group Plc                                          36,300          342,011
-------------------------------------------------------------------------------
Media -- 1.7%
WPP Plc                                                321,459        1,794,550
-------------------------------------------------------------------------------
Metals & Mining -- 2.7%
Anglo American Plc                                      27,210          647,790
BHP Billiton Plc                                       121,380        2,196,395
                                                                   ------------
                                                                      2,844,185
-------------------------------------------------------------------------------
Multiline Retail -- 0.4%
Next Plc                                                26,760          458,358
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.9%
Royal Dutch Shell Plc                                  101,390        2,723,440
Tullow Oil Plc                                          43,290          349,264
                                                                   ------------
                                                                      3,072,704
-------------------------------------------------------------------------------
Specialty Retail -- 0.5%
Kingfisher Plc                                         291,320          536,966
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.6%
Bunzl Plc                                               68,010          664,993
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 2.4%
Vodafone Group Plc                                   1,278,970        2,508,635
-------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                            14,393,101
===============================================================================
United States -- 2.1%
Commercial Banks -- 0.5%
HDFC Bank Ltd.                                           9,050          517,660
-------------------------------------------------------------------------------
Machinery -- 0.7%
Bucyrus International, Inc.                             40,230          785,692
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.9%
Chevron Corp.                                            8,060          636,821
Marathon Oil Corp.                                      12,250          320,705
                                                                   ------------
                                                                        957,526
-------------------------------------------------------------------------------
Total Common Stocks in the United States                              2,260,878
===============================================================================
Total Long-Term Investments
(Cost -- $157,702,492) -- 99.4%                                     106,321,381
===============================================================================

===============================================================================
                                                           Par
Short-Term Securities                                     (000)
===============================================================================
Japan -- 0.0%
Time Deposits -- 0.0%
Brown Brothers Harriman & Co., 0.01% 12/01/08        JPY   953            9,976
-------------------------------------------------------------------------------
United States -- 0.9%
Time Deposits -- 0.9%
Brown Brothers Harriman & Co., 0.25% 12/01/08        USD   950          949,869
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $960,100) -- 0.9%                                              959,845
===============================================================================
Total Investments (Cost -- $158,662,592*) -- 100.3%                 107,281,226

Liabilities in Excess of Other Assets -- (0.3)%                        (368,868)
                                                                   ------------
Net Assets -- 100.0%                                               $106,912,358
                                                                   ============

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               19

Schedule of Investments (concluded)          MFS Research International FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2008 as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 159,638,486
                                                                  =============
      Gross unrealized appreciation ..........................    $   1,336,677
      Gross unrealized depreciation ..........................      (53,693,937)
                                                                  -------------
      Net unrealized depreciation ............................    $ (52,357,260)
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.
o Foreign currency exchange contracts as of November 30, 2008 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
      Currency                Currency            Settlement       Appreciation
      Purchased                 Sold                 Date         (Depreciation)
      -------------------------------------------------------------------------
      AUD   242,464          USD 157,224           12/01/08          $    1,783
      AUD    61,449          USD  40,368           12/02/08                 (70)
      CHF   600,018          USD 498,934           12/01/08              (4,685)
      USD   243,874          EUR 189,211           12/01/08               3,481
      USD   173,014          EUR 134,271           12/02/08               2,423
      HKD    57,088          USD   7,364           12/01/08                   2
      JPY 5,806,656          USD  61,132           12/01/08                (374)
      JPY 2,658,868          USD  27,871           12/02/08                 (50)
      USD     3,510          MXN  46,508           12/01/08                  36
      USD       428          MXN   5,668           12/02/08                   5
      USD     1,884          HKD  14,604           12/02/08                  --
      USD    59,191          NOK 415,167           12/01/08                (326)
      SGD   164,193          USD 108,715           12/01/08                (108)
      ZAR    57,367          USD   5,712           12/01/08                 (27)
      -------------------------------------------------------------------------
      Total                                                          $    2,090
                                                                     ==========

o     Currency Abbreviations:

      AUD   Australian Dollar
      CHF   Swiss Franc
      EUR   Euro
      HKD   Hong Kong Dollar
      JPY   Japanese Yen
      MXN   Mexican Peso
      NOK   Norwegian Krone
      SGD   Singapore Dollar
      USD   U.S. Dollar
      ZAR   South African Rand

o Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities
      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of November 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                               Investments in    Other Financial
      Valuation Inputs                           Securities        Instruments*
      --------------------------------------------------------------------------
      Level 1 ..............................    $ 19,935,839                  --
      Level 2 ..............................      87,345,387        $      2,090
      Level 3 ..............................              --                  --
      --------------------------------------------------------------------------
      Total                                     $107,281,226        $      2,090
                                                ================================
      *     Other financial instruments are foreign currency exchange contracts.

See Notes to Financial Statements.


20               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments November 30, 2008 (Unaudited)
                                                         Marsico Growth FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Aerospace & Defense -- 7.2%
General Dynamics Corp.                                  51,839     $  2,678,521
Lockheed Martin Corp.                                   54,828        4,227,787
                                                                   ------------
                                                                      6,906,308
-------------------------------------------------------------------------------
Biotechnology -- 4.6%
Genentech, Inc. (a)                                     53,671        4,111,199
Gilead Sciences, Inc. (a)                                6,165          276,130
                                                                   ------------
                                                                      4,387,329
-------------------------------------------------------------------------------
Capital Markets -- 2.0%
The Goldman Sachs Group, Inc.                           24,448        1,931,147
-------------------------------------------------------------------------------
Chemicals -- 7.5%
Air Products & Chemicals, Inc.                          16,682          796,732
Monsanto Co.                                            48,975        3,878,820
Praxair, Inc.                                           41,693        2,461,972
                                                                   ------------
                                                                      7,137,524
-------------------------------------------------------------------------------
Commercial Banks -- 8.8%
Industrial & Commercial Bank of China                4,899,000        2,418,399
U.S. Bancorp                                            79,836        2,153,975
Wells Fargo & Co.                                      132,657        3,832,461
                                                                   ------------
                                                                      8,404,835
-------------------------------------------------------------------------------
Communications Equipment -- 2.0%
QUALCOMM, Inc.                                          57,441        1,928,294
-------------------------------------------------------------------------------
Computers & Peripherals -- 3.0%
Apple, Inc. (a)                                         30,912        2,864,615
-------------------------------------------------------------------------------
Diversified Financial Services -- 0.8%
JPMorgan Chase & Co.                                    25,683          813,124
-------------------------------------------------------------------------------
Energy Equipment & Services -- 4.4%
Cameron International Corp. (a)                         20,601          434,681
Schlumberger Ltd.                                       34,587        1,754,944
Transocean, Inc. (a)                                    29,633        1,981,855
                                                                   ------------
                                                                      4,171,480
-------------------------------------------------------------------------------
Food & Staples Retailing -- 7.1%
CVS Caremark Corp.                                     105,311        3,046,647
Costco Wholesale Corp.                                  39,353        2,025,499
Wal-Mart Stores, Inc.                                   31,071        1,736,247
                                                                   ------------
                                                                      6,808,393
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 13.2%
Las Vegas Sands Corp. (a)                              236,540        1,222,912
McDonald's Corp.                                       134,615        7,908,631
Wynn Resorts Ltd. (a)                                   32,396        1,290,009
Yum! Brands, Inc.                                       81,224        2,188,175
                                                                   ------------
                                                                     12,609,727
-------------------------------------------------------------------------------
IT Services -- 6.4%
MasterCard, Inc. Class A                                21,729        3,157,224
Visa, Inc. Class A                                      56,525        2,970,954
                                                                   ------------
                                                                      6,128,178
-------------------------------------------------------------------------------
Internet & Catalog Retail -- 0.2%
Amazon.com, Inc. (a)                                     5,492          234,508
-------------------------------------------------------------------------------
Internet Software & Services -- 1.1%
Google, Inc. Class A (a)                                 3,650        1,069,304
-------------------------------------------------------------------------------
Multiline Retail -- 1.2%
Target Corp.                                            35,068        1,183,896
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.8%
Devon Energy Corp.                                       5,293          382,896
Petroleo Brasileiro SA (b)                              20,640          432,202
                                                                   ------------
                                                                        815,098
-------------------------------------------------------------------------------
Pharmaceuticals -- 1.3%
Johnson & Johnson                                       16,802          984,261
Schering-Plough Corp.                                   15,665          263,329
                                                                   ------------
                                                                      1,247,590
-------------------------------------------------------------------------------
Real Estate Management &
Development -- 1.2%
The St. Joe Co. (a)                                     44,542        1,176,354
-------------------------------------------------------------------------------
Road & Rail -- 6.6%
Norfolk Southern Corp.                                  44,254        2,189,245
Union Pacific Corp.                                     82,678        4,137,207
                                                                   ------------
                                                                      6,326,452
-------------------------------------------------------------------------------
Software -- 0.4%
Oracle Corp. (a)                                        21,908          352,500
-------------------------------------------------------------------------------
Specialty Retail -- 3.0%
Lowe's Cos., Inc.                                      138,959        2,870,893
-------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 1.9%
Nike, Inc. Class B                                      33,450        1,781,213
-------------------------------------------------------------------------------
Total Long-Term Investments
(Cost -- $95,061,783) -- 84.7%                                       81,148,762
===============================================================================

===============================================================================
                                                           Par
Short-Term Securities                                     (000)
===============================================================================
Time Deposits -- 18.2%
Brown Brothers Harriman & Co.,
  0.25%, 12/01/08                                   USD 17,477       17,477,232
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $17,477,232) -- 18.2%                                       17,477,232
===============================================================================
Total Investments (Cost -- $112,539,015*) -- 102.9%                  98,625,994

Liabilities in Excess of Other Assets -- (2.9)%                      (2,751,669)
                                                                   ------------
Net Assets -- 100.0%                                               $ 95,874,325
                                                                   ============

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               21

Schedule of Investments (concluded)                      Marsico Growth FDP Fund

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 113,644,007
                                                                  =============
      Gross unrealized appreciation ..........................    $   2,666,862
      Gross unrealized depreciation ..........................      (17,684,875)
                                                                  -------------
      Net unrealized depreciation ............................    $ (15,018,013)
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.

o Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities
      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of November 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                                                  Investments in
      Valuation Inputs                                              Securities
      --------------------------------------------------------------------------
      Level 1 .................................................    $  78,730,363
      Level 2 .................................................       19,895,631
      Level 3 .................................................               --
      --------------------------------------------------------------------------
      Total                                                        $  98,625,994
                                                                   =============

See Notes to Financial Statements.


22               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments November 30, 2008 (Unaudited)
                                                       Van Kampen Value FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Airlines -- 0.2%
Southwest Airlines Co.                                  16,900     $    146,185
===============================================================================
Beverages -- 2.7%
The Coca-Cola Co.                                       45,700        2,141,959
Dr. Pepper Snapple Group, Inc. (a)                      32,296          521,257
                                                                   ------------
                                                                      2,663,216
===============================================================================
Capital Markets -- 3.3%
The Bank of New York Mellon Corp.                       94,217        2,846,295
The Goldman Sachs Group, Inc.                            4,300          339,657
                                                                   ------------
                                                                      3,185,952
===============================================================================
Chemicals -- 1.2%
E.I. du Pont de Nemours & Co.                           47,298        1,185,288
===============================================================================
Commercial Banks -- 2.6%
Barclays Plc (b)                                         4,700           52,875
The PNC Financial Services Group, Inc. (c)                 500           26,385
U.S. Bancorp                                            28,100          758,138
Wells Fargo & Co.                                       58,200        1,681,398
                                                                   ------------
                                                                      2,518,796
===============================================================================
Communications Equipment -- 1.1%
Cisco Systems, Inc. (a)                                 42,400          701,296
Telefonaktiebolaget LM Ericsson (b)                     53,200          378,784
                                                                   ------------
                                                                      1,080,080
===============================================================================
Computers & Peripherals -- 4.0%
Dell, Inc. (a)                                         123,673        1,381,427
Hewlett-Packard Co.                                     25,600          903,168
International Business Machines Corp.                   19,500        1,591,200
                                                                   ------------
                                                                      3,875,795
===============================================================================
Diversified Financial Services -- 5.1%
Bank of America Corp.                                  163,100        2,650,375
JPMorgan Chase & Co.                                    74,700        2,365,002
                                                                   ------------
                                                                      5,015,377
===============================================================================
Diversified Telecommunication Services -- 5.8%
AT&T Inc.                                               66,700        1,904,952
Verizon Communications, Inc.                           114,700        3,744,955
                                                                   ------------
                                                                      5,649,907
===============================================================================
Electrical Equipment -- 0.6%
Emerson Electric Co.                                    17,700          635,253
===============================================================================
Energy Equipment & Services -- 1.1%
Halliburton Co.                                         59,200        1,041,920
===============================================================================
Food & Staples Retailing -- 4.1%
CVS Caremark Corp.                                      37,700        1,090,661
Wal-Mart Stores, Inc.                                   51,800        2,894,584
                                                                   ------------
                                                                      3,985,245
===============================================================================
Food Products -- 7.4%
Cadbury Plc (b)                                         74,528        2,533,207
Kraft Foods, Inc.                                       90,385        2,459,376
Sara Lee Corp.                                          55,600          510,408
Unilever NV (b)                                         76,100        1,778,457
                                                                   ------------
                                                                      7,281,448
===============================================================================
Health Care Equipment & Supplies -- 0.8%
Boston Scientific Corp. (a)                            119,800          739,166
===============================================================================
Health Care Providers & Services -- 2.9%
Cardinal Health, Inc.                                   60,200        1,957,704
UnitedHealth Group, Inc.                                20,000          420,200
WellPoint, Inc. (a)                                     12,900          459,240
                                                                   ------------
                                                                      2,837,144
===============================================================================
Household Products -- 0.4%
Kimberly-Clark Corp.                                     7,300          421,867
===============================================================================
IT Services -- 0.7%
Computer Sciences Corp. (a)                             17,700          493,122
The Western Union Co.                                   17,700          234,879
                                                                   ------------
                                                                        728,001
===============================================================================
Industrial Conglomerates -- 2.8%
General Electric Co.                                   161,400        2,771,238
===============================================================================
Insurance -- 9.8%
Aflac, Inc.                                             10,000          463,000
Berkshire Hathaway, Inc. Class B (a)                       200          699,800
Chubb Corp.                                            104,000        5,341,440
MetLife, Inc.                                           35,100        1,009,476
The Travelers Cos., Inc.                                46,600        2,034,090
                                                                   ------------
                                                                      9,547,806
===============================================================================
Internet & Catalog Retail -- 0.3%
Liberty Media Holding Corp. -- Interactive (a)         119,150          313,365
===============================================================================
Internet Software & Services -- 1.7%
eBay, Inc. (a)                                         129,300        1,697,709
===============================================================================
Media -- 13.8%
Comcast Corp. Class A                                  316,802        5,493,347
Liberty Media Corp. -- Entertainment Class A (a)        70,660          838,734
News Corp. Class B                                     134,900        1,104,831
Time Warner, Inc.                                      343,200        3,105,960
Viacom, Inc. Class B (a)                               189,050        3,009,676
                                                                   ------------
                                                                     13,552,548
===============================================================================
Metals & Mining -- 0.4%
Alcoa, Inc.                                             39,135          421,093
===============================================================================
Multiline Retail -- 1.0%
J.C. Penney Co., Inc.                                   27,400          520,326
Macy's, Inc.                                            58,600          434,812
                                                                   ------------
                                                                        955,138
===============================================================================
Oil, Gas & Consumable Fuels -- 1.9%
BP Plc (b)                                               8,000          389,520
ConocoPhillips                                          14,400          756,288
Total SA (b)                                            12,900          680,475
                                                                   ------------
                                                                      1,826,283
===============================================================================
Paper & Forest Products -- 3.1%
International Paper Co.                                244,300        3,041,535
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               23

Schedule of Investments (concluded)                    Van Kampen Value FDP Fund
                                     (Percentages shown are based on Net Assets)

Common Stocks                                           Shares         Value
===============================================================================
Pharmaceuticals -- 10.4%
Abbott Laboratories                                     10,900     $    571,051
Bristol-Myers Squibb Co.                               122,200        2,529,540
Eli Lilly & Co.                                         20,700          706,905
GlaxoSmithKline Plc (b)                                 14,500          499,380
Pfizer, Inc.                                           100,500        1,651,215
Roche Holding AG (b)                                     4,600          321,903
Schering-Plough Corp.                                  142,400        2,393,744
Wyeth                                                   43,100        1,552,031
                                                                   ------------
                                                                     10,225,769
===============================================================================
Semiconductors & Semiconductor
Equipment -- 1.1%
Intel Corp.                                             40,800          563,040
KLA-Tencor Corp.                                        27,700          521,037
                                                                   ------------
                                                                      1,084,077
===============================================================================
Software -- 0.6%
Microsoft Corp.                                         30,600          618,732
===============================================================================
Specialty Retail -- 1.9%
Home Depot, Inc.                                        36,600          845,826
Lowe's Cos., Inc.                                       46,800          966,888
                                                                   ------------
                                                                      1,812,714
===============================================================================
Tobacco -- 1.3%
Altria Group, Inc.                                      35,400          569,232
Philip Morris International, Inc.                       15,600          657,696
                                                                   ------------
                                                                      1,226,928
===============================================================================
Total Long-Term Investments
(Cost -- $131,976,848) -- 94.1%                                      92,085,575
===============================================================================

===============================================================================
                                                           Par
Short-Term Securities                                     (000)
===============================================================================
Time Deposits -- 6.2%
Brown Brothers Harriman & Co.,
  0.10%, 12/01/08                                    USD 6,055        6,054,932
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $6,054,932) -- 6.2%                                          6,054,932
===============================================================================
Total Investments (Cost -- $138,031,780*) -- 100.3%                  98,140,507

Liabilities in Excess of Other Assets -- (0.3)%                        (282,152)
                                                                   ------------
Net Assets -- 100.0%                                               $ 97,858,355
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2008 as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 138,136,065
                                                                  =============
      Gross unrealized appreciation ..........................    $   1,527,251
      Gross unrealized depreciation ..........................      (41,522,809)
                                                                  -------------
      Net unrealized depreciation ............................    $ (39,995,558)
                                                                  =============
(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                    Purchase      Sale      Realized
      Affiliate                       Cost        Cost        Gain        Income
      --------------------------------------------------------------------------
      The PNC Financial Services
        Group, Inc.                    --          --          --          $660
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

o Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities
      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of November 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                                                  Investments in
      Valuation Inputs                                              Securities
      --------------------------------------------------------------------------
      Level 1 .............................................         $ 91,763,672
      Level 2 .............................................            6,376,835
      Level 3 .............................................                   --
      --------------------------------------------------------------------------
      Total                                                         $ 98,140,507
                                                                    ============

See Notes to Financial Statements.


24               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments November 30, 2008 (Unaudited)
                                        Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                           Par
Asset-Backed Securities                                   (000)        Value
===============================================================================
ACE Securities Corp. Series 2005-HE7 Class A2B,
  1.575%, 11/25/35 (a)                            USD      126     $    124,232
American Express Credit Account Master Trust
  Series 2002-5 Class A, 1.593%, 2/15/12 (a)             4,100        3,972,911
Ameriquest Mortgage Securities, Inc. Series
  2005-R9 Class A2B, 1.625%, 11/25/35 (a)                  967          774,099
Asset Backed Securities Corp. Home Equity
  Line Trust Series 2205-HE4 Class A1, 1.555%,
  5/25/35 (a)                                               25           24,145
Bank of America Credit Card Trust Series
  2007-A13 Class A13, 1.643%, 4/15/12 (a)                4,500        4,276,293
Capital One Auto Finance Trust Series 2006-C
  Class A4, 1.453%, 5/15/13 (a)                            700          478,947
Chase Funding Mortgage Loan Asset-Backed
  Certificates Series 2004-2 Class 2A2, 1.645%,
  2/25/35 (a)                                              462          380,607
Chase Issuance Trust (a):
    Series 2005-A9 Class A9, 1.443%, 11/15/11              500          479,227
    Series 2007-A9 Class A, 1.453%,
      6/16/14                                            2,200        1,797,822
Citifinancial Mortgage Securities, Inc.
  Series 2003-4 Class AF6, 4.493%,
  10/25/33 (a)                                             616          564,892
Countrywide Asset Backed Certificates
  Series 2005-11 Class AF4, 5.21%,
  9/25/35 (a)                                              700          573,013
Ford Credit Auto Owner Trust Series 2007-B
  Class A2B, 1.753%, 6/15/10 (a)                         1,898        1,863,862
HSI Asset Securitization Corp. Trust Series
  2006-OPT4 Class 2A2, 1.505%, 3/25/36 (a)                 377          364,704
MASTR Asset Backed Securities Trust Series
   2006-AB1 Class A1, 1.535%, 2/25/36 (a)                   57           55,690
Morgan Stanley ABS Capital I Series 2006-NC3
  Class A2B, 1.515%, 3/25/36 (a)                           693          667,419
Residential Asset Securities Corp. Series
  2005-AHL2 Class A2, 1.655%, 10/25/35 (a)                 346          311,805
Securitized Asset Backed Receivables LLC Trust
  Series 2006-FR2 Class A2, 1.545%,
  3/25/36 (a)                                            1,113        1,004,551
Structured Asset Securities Corp. Series
  2005-SC1 Class 1A1, 1.665%,
  5/25/31 (a)(b)                                           586          313,155
-------------------------------------------------------------------------------
Total Asset-Backed Securities -- 11.4%                               18,027,374
===============================================================================

===============================================================================
Corporate Bonds
===============================================================================
Beverages -- 0.2%
SABMiller Plc, 6.50%, 7/01/16 (b)                          400          354,968
===============================================================================
Biotechnology -- 0.2%
PDL BioPharma, Inc., 2.75%, 8/16/23 (c)                    360          307,800
===============================================================================
Capital Markets -- 1.9%
The Bear Stearns Cos., Inc. Series B,
  4.55%, 6/23/10                                           100           98,825
Deutsche Bank AG, 4.875%, 5/20/13                          700          670,943
The Goldman Sachs Group, Inc.,
  6.75%, 10/01/37                                          500          320,541
Lazard Group LLC:
    7.125%, 5/15/15                                        100           62,103
    6.85%, 6/15/17                                       1,000          594,360
Lehman Brothers Holdings, Inc.,
  6.875%, 5/02/18 (d)(e)                                 1,000          100,000
Morgan Stanley, 6%, 4/28/15                                300          247,495
UBS AG Series DPNT, 5.875%, 12/20/17                     1,000          868,520
                                                                   ------------
                                                                      2,962,787
===============================================================================
Chemicals -- 0.9%
Ineos Group Holdings Plc, 8.50%, 2/15/16 (b)               250           44,375
RPM International, Inc.:
    6.25%, 12/15/13                                         50           47,654
    6.50%, 2/15/18                                       1,000          911,952
RPM United Kingdom G.P., 6.70%, 11/01/15                   200          194,975
Yara International ASA, 5.25%, 12/15/14 (b)                250          218,634
                                                                   ------------
                                                                      1,417,590
===============================================================================
Commercial Banks -- 0.9%
Compass Bank, 6.40%, 10/01/17                              800          699,918
European Investment Bank:
    0.685%, 9/21/11 (a)                           JPY   23,000          238,701
    6.50%, 9/10/14                                NZD      117           67,074
HSBC Finance Corp., 6.50%, 9/15/37                USD      400          335,108
Kreditanstalt fuer Wiederaufbau:
    0.674%, 8/08/11 (a)                           JPY    3,000           31,392
    6.50%, 11/15/11                               NZD       92           52,506
                                                                   ------------
                                                                      1,424,699
===============================================================================
Commercial Services & Supplies -- 0.1%
ARAMARK Corp., 8.50%, 2/01/15                     USD      250          207,500
===============================================================================
Construction Materials -- 0.1%
Headwaters, Inc., 2.875%, 6/01/16 (c)                      300          156,375
===============================================================================
Consumer Finance -- 0.4%
American Express Co., 7%, 3/19/18                          700          606,674
===============================================================================
Diversified Financial Services -- 0.6%
Ford Motor Credit Co. LLC:
    7.875%, 6/15/10                                        200          101,947
    9.875%, 8/10/11                                        450          211,507
GMAC LLC:
    6.875%, 9/15/11                                        400          153,703
    6.875%, 8/28/12                                        100           35,007
General Electric Capital Corp.:
    4.519%, 10/21/10 (a)                                    72           66,795
    5%, 1/08/16                                            500          435,196
Svensk Exportkredit AB, 7.625%, 6/30/14           NZD       35           18,902
                                                                   ------------
                                                                      1,023,057
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               25

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                           Par
Corporate Bonds                                           (000)        Value
===============================================================================
Diversified Telecommunication
Services -- 1.8%
AT&T Inc., 4.95%, 1/15/13                      USD       1,000     $    942,930
Embarq Corp., 7.082%, 6/01/16                              350          248,500
Telecom Italia Capital SA:
    4.95%, 9/30/14                                         250          182,500
    6.999%, 6/04/18                                        750          562,500
Verizon New York, Inc.:
    Series A, 6.875%, 4/01/12                              800          768,379
    Series B, 7.375%, 4/01/32                              100           76,403
                                                                   ------------
                                                                      2,781,212
===============================================================================
Electric Utilities -- 0.5%
E.ON International Finance BV, 5.80%,
  4/30/18 (b)                                              800          721,102
===============================================================================
Energy Equipment & Services -- 0.3%
Weatherford International Ltd., 7%, 3/15/38                600          461,855
===============================================================================
Food & Staples Retailing -- 1.0%
CVS Caremark Corp., 5.75%, 6/01/17                         300          260,462
The Kroger Co., 6.15%, 1/15/20                             500          447,565
Tesco Plc, 6.15%, 11/15/37 (b)                           1,000          792,288
                                                                   ------------
                                                                      1,500,315
===============================================================================
Food Products -- 1.5%
Bunge Ltd. Finance Corp.:
    5.875%, 5/15/13                                        300          241,528
    5.10%, 7/15/15                                         400          276,232
Cargill, Inc., 6%, 11/27/17 (b)                          1,000          858,608
Kellogg Co., 4.25%, 3/06/13                              1,000          955,234
                                                                   ------------
                                                                      2,331,602
===============================================================================
Health Care Providers & Services -- 1.2%
Coventry Health Care, Inc., 6.30%, 8/15/14                 750          509,151
Medco Health Solutions, Inc., 7.125%, 3/15/18              800          704,043
Quest Diagnostics, Inc., 6.95%, 7/01/37                    600          460,088
UnitedHealth Group, Inc., 6.50%, 6/15/37                   200          145,803
                                                                   ------------
                                                                      1,819,085
===============================================================================
Hotels, Restaurants & Leisure -- 2.8%
MGM Mirage, 6.625%, 7/15/15                                250          131,875
Station Casinos, Inc.:
    6.875%, 3/01/16                                        150           12,750
    7.75%, 8/15/16                                         100           30,500
Wendy's International, Inc., 6.25%, 11/15/11             5,000        4,225,000
                                                                   ------------
                                                                      4,400,125
===============================================================================
IT Services -- 0.5%
Fiserv, Inc., 6.125%, 11/20/12                             500          462,720
SunGard Data Systems, Inc.:
    9.125%, 8/15/13                                        100           77,500
    10.25%, 8/15/15                                        200          116,000
Verifone Holdings, Inc., 1.375%, 6/15/12 (b)(c)            385          180,469
                                                                   ------------
                                                                        836,689
===============================================================================
Independent Power Producers &
Energy Traders -- 0.3%
NRG Energy, Inc., 7.25%, 2/01/14                           300          244,500
Texas Competitive Electric Holdings Co. LLC,
  10.25%, 11/01/15 (b)                                     350          224,000
                                                                   ------------
                                                                        468,500
===============================================================================
Industrial Conglomerates -- 0.0%
Hutchison Whampoa International (03/33) Ltd.,
  7.45%, 11/24/33 (b)                                       50           40,781
===============================================================================
Insurance -- 0.5%
Metropolitan Life Global Funding I, 5.125%,
  4/10/13 (b)                                              900          807,598
===============================================================================
Media -- 2.5%
British Sky Broadcasting Group Plc, 6.10%,
  2/15/18 (b)                                            1,000          812,100
Charter Communications Holdings I, LLC,
  11%, 10/01/15                                            100           26,500
Charter Communications Holdings II, LLC,
  10.25%, 9/15/10                                          200          101,500
Comcast Corp., 6.30%, 11/15/17                             650          572,192
Dex Media West LLC, 9.875%, 8/15/13                         25            5,500
News America, Inc., 7.25%, 5/18/18                         400          364,729
R.H. Donnelley Corp. Series A-3, 8.875%,
  1/15/16                                                  300           39,000
Time Warner Cable, Inc., 6.75%, 7/01/18                  1,500        1,315,554
Viacom, Inc.:
    6.25%, 4/30/16                                         350          290,199
    6.125%, 10/05/17                                       500          406,597
                                                                   ------------
                                                                      3,933,871
===============================================================================
Metals & Mining -- 0.6%
Novelis, Inc., 7.25%, 2/15/15                              125           72,500
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13              1,200          932,754
                                                                   ------------
                                                                      1,005,254
===============================================================================
Multi-Utilities -- 1.0%
CenterPoint Energy, Inc.:
    7.25%, 9/01/10                                          75           73,303
    6.50%, 5/01/18                                       1,050          841,990
CenterPoint Energy Resources Corp.,
  6.125%, 11/01/17                                         200          160,371
Dominion Resources, Inc., 6.40%, 6/15/18                   600          534,436
                                                                   ------------
                                                                      1,610,100
===============================================================================
Multiline Retail -- 2.3%
Macys Retail Holdings, Inc., 5.35%, 3/15/12              4,000        2,801,616
Target Corp., 6%, 1/15/18                                1,000          854,237
                                                                   ------------
                                                                      3,655,853
===============================================================================

See Notes to Financial Statements.


26               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                           Par
Corporate Bonds                                           (000)        Value
===============================================================================
Oil, Gas & Consumable Fuels -- 2.2%
Canadian Natural Resources, Ltd.,
  5.90%, 2/01/18                               USD       1,000     $    854,059
Chesapeake Energy Corp., 6.625%, 1/15/16                   400          279,000
Gaz Capital for Gazprom, 6.212%,
  11/22/16 (b)                                             500          290,000
KazMunaiGaz Finance Sub BV, 8.375%,
  7/02/13 (b)                                              500          380,000
Lukoil International Finance BV, 6.656%,
  6/07/22 (b)                                              500          237,500
Petroplus Finance Ltd., 6.75%, 5/01/14 (b)                 250          161,250
Valero Energy Corp., 6.125%, 6/15/17                       800          696,714
Williams Cos., Inc.:
    7.625%, 7/15/19                                        100           76,500
    8.75%, 3/15/32                                         100           73,000
XTO Energy, Inc., 5.90%, 8/01/12                           450          423,353
                                                                   ------------
                                                                      3,471,376
===============================================================================
Paper & Forest Products -- 0.0%
Weyerhaeuser Co., 7.375%, 3/15/32                          100           66,571
===============================================================================
Pharmaceuticals -- 0.8%
Abbott Laboratories, 6.15%, 11/30/37                       400          392,050
Schering-Plough Corp., 6%, 9/15/17                         900          843,590
                                                                   ------------
                                                                      1,235,640
===============================================================================
Real Estate Investment Trusts (REITs) -- 0.8%
Colonial Realty LP, 5.50%, 10/01/15                        500          249,235
ERP Operating LP, 5.75%, 6/15/17                           500          317,850
HCP, Inc., 6.70%, 1/30/18                                  900          501,333
WEA Finance LLC, 5.70%, 10/01/16 (b)                       400          255,571
                                                                   ------------
                                                                      1,323,989
===============================================================================
Thrifts & Mortgage Finance -- 0.1%
Capmark Financial Group, Inc., 6.30%, 5/10/17              300           83,839
===============================================================================
Tobacco -- 0.5%
Altria Group, Inc., 9.70%, 11/10/18                        500          505,958
Reynolds American, Inc., 7.625%, 6/01/16                   350          276,625
                                                                   ------------
                                                                        782,583
-------------------------------------------------------------------------------
Total Corporate Bonds -- 26.5%                                       41,799,390
===============================================================================

===============================================================================
Foreign Government Obligations
===============================================================================
Brazil Notas do Tesouro Nacional Series F,
  10%, 1/01/17                                 BRL       4,600        1,372,910
Indonesia Treasury Bond:
    12.80%, 6/15/21                            IDR   4,310,000          306,287
    12.90%, 6/15/22                                  4,900,000          348,919
    Series FR31, 11%, 11/15/20                         900,000           56,901
    Series FR40, 11%, 9/15/25                        4,120,000          249,019
Korea Treasury Bond:
    Series 1209, 5.25%, 9/10/12                KRW     340,000          233,898
    Series 1709, 5.50%, 9/10/17                        335,000          226,817
    Series 2703, 5.25%, 3/10/27                        351,000          222,973
Malaysia Government Bond Series 2/03,
  4.24%, 2/07/18                               MYR       3,600        1,034,288
New South Wales Treasury Corp. Series 17RG,
  5.50%, 3/01/17                               AUD         425          285,457
Norway Government Bond:
    5.50%, 5/15/09                             NOK       2,100          302,065
    6%, 5/16/11                                          4,900          744,784
Peru Government Bond, 7.84%, 8/12/20           PEN         615          193,130
Poland Government Bond Series 0509,
  6%, 5/24/09                                  PLN       3,600        1,207,119
Province of Ontario Canada, 6.25%, 6/16/15     NZD          26           14,715
Queensland Treasury Corp.:
    7.125%, 9/18/17 (b)                                    270          165,180
    Series 13, 6%, 8/14/13                     AUD          70           48,235
    Series 17, 6%, 9/14/17                                 145          100,761
Republic of Argentina, 3.127%, 8/03/12         USD         180           86,395
Republic of Ghana, 8.50%, 10/04/17                         100           58,000
Russia Government International Bond:
    5%, 3/31/30 (b)                                        372          307,230
    7.50%, 3/31/30                                         588          488,040
Singapore Government Bond:
    4.375%, 1/15/09                            SGD          79           52,494
    2.375%, 10/01/09                                     2,200        1,474,943
Sweden Government Bond:
    Series 1043, 5%, 1/28/09                   SEK       7,500          925,128
    Series 1048, 4%, 12/01/09                           12,020        1,505,269
-------------------------------------------------------------------------------
Total Foreign Government Obligations -- 7.6%                         12,010,957
===============================================================================

===============================================================================
U.S. Government Agency
Mortgage-Backed Securities
===============================================================================
Fannie Mae Guaranteed Pass-Through
  Certificates:
    3.948%, 9/01/34 (a)                        USD         759          756,241
    4.829%, 4/01/35 (a)                                     76           75,579
    4.859%, 5/01/33 (a)                                     26           25,961
    4.909%, 4/01/35 (a)                                    768          767,600
    4.966%, 10/01/32 (a)                                   206          203,577
    5.00%, 7/01/35 - 12/15/38 (f)                        5,994        6,036,653
    5.50%, 11/01/34 - 12/15/38 (f)                      10,094       10,272,144
    6.00%, 6/01/21 - 12/15/38 (f)                        9,586        9,801,462
    6.50%, 1/01/36 - 12/15/38 (f)                        3,569        3,668,660
Freddie Mac Mortgage Participation
  Certificates:
    3.943%, 11/01/27 (a)                                   439          445,979
    4.50%, 9/01/20                                         261          260,712
    5.00%, 7/01/23 - 12/15/38 (f)                       12,428       12,498,774
    5.136%, 9/01/32 (a)                                     31           30,976
    5.408%, 4/01/32 (a)                                    131          131,945
    5.50%, 11/01/37 - 12/15/38 (f)                       7,138        7,246,286
    6.00%, 10/01/21 - 7/01/38                           12,887       13,171,339
    6.50%, 12/15/38 (f)                                  3,650        3,754,938
Ginnie Mae MBS Certificates:
    6.00%, 12/15/38 (f)                                  4,000        4,085,000
    6.50%, 12/15/38 (f)                                  1,980        2,028,882
-------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities -- 47.7%                                  75,262,708
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               27

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fun
                                     (Percentages shown are based on Net Assets

U.S. Government Agency Mortgage-Backed                     Par
Securities -- Collateralized Mortgage Obligations         (000)        Value
===============================================================================
Fannie Mae Trust Series 2007-1 Class NF,
  1.645%, 2/25/37 (a)                             USD    1,702     $  1,628,712
Freddie Mac Multiclass Certificates:
    Series 2643 Class OG, 5%, 7/15/32                    1,000          975,405
    Series 2942 Class TF, 1.773%, 3/15/35 (a)              738          712,086
-------------------------------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed
Securities -- Collateralized Mortgage
Obligations -- 2.1%                                                   3,316,203
===============================================================================

===============================================================================
Non-U.S. Government Agency
Mortgage-Backed Securities
===============================================================================
Commercial Mortgage-Backed
Securities -- 9.5%
Bear Stearns Commercial Mortgage Securities
  Series 2005-PW10 Class A4, 5.405%,
  12/11/40 (a)                                           2,000        1,564,527
Citigroup/Deutsche Bank Commercial
  Mortgage Trust:
    Series 2005-C1 Class A4, 5.399%,
      7/15/44 (a)                                        2,300        1,711,561
    Series 2006-CD3 Class A5,
      5.617%, 10/15/48                                   2,500        1,709,728
    Series 2007-CD4 Class B, 5.447%,
      12/11/49 (a)                                         900          158,534
    Series 2007-CD4 Class C, 5.476%,
      12/11/49 (a)                                       2,750          478,752
GS Mortgage Securities Corp. II (a):
    Series 2006-GG6 Class A4, 5.553%,
      4/10/38                                            2,519        1,779,568
    Series 2007-EOP Class A1, 2.268%,
      3/06/20                                              442          324,677
    Series 2007-GG10 Class C, 5.993%,
      8/10/45                                              770          134,479
Greenwich Capital Commercial Funding Corp. (a):
    Series 2004-GG1 Class A7,
      5.317%, 6/10/36                                      900          723,880
    Series 2005-GG5 Class A5,
      5.224%, 4/10/37                                    1,750        1,290,101
    Series 2006-GG7 Class A4,
      6.112%, 7/10/38                                    3,800        2,689,072
    Series 2007-GG9 Class C,
      5.554%, 3/10/39                                    1,600          282,125
LB-UBS Commercial Mortgage Trust:
    Series 2005-C5 Class A4, 4.954%,
      9/15/30 (b)                                        2,000        1,468,030
    Series 2006-C3 Class A4, 5.661%,
      3/15/39 (a)                                          850          598,650
Morgan Stanley Capital I Series 2007-IQ13
  Class B, 5.517%, 3/15/44 (a)                             856          147,393
-------------------------------------------------------------------------------
Total Non-U.S. Government Agency
Mortgage-Backed Securities -- 9.5%                                   15,061,077
===============================================================================

===============================================================================
                                                           Par
Floating Rate Loan Interests                              (000)        Value
===============================================================================
Aerospace & Defense -- 0.0%
TransDigm, Inc. Term Loan B, 5.21%, 6/23/13                 85           64,175
===============================================================================
Auto Components -- 0.0%
TRW Automotive Term Loan B, 0%, 2/09/14                     70           48,125
===============================================================================
Capital Markets -- 0.1%
Ameritrade Holding Corp. Term Loan B,
  5.20%, 12/31/12                                           85           70,231
Nuveen Investments, Inc. Term Loan,
  4.436%, 11/13/14                                         299          136,244
                                                                   ------------
                                                                        206,475
===============================================================================
Chemicals -- 0.1%
Celanese US Holdings LLC Dollar Term Loan,
  5.553%, 4/02/14                                           99           75,142
Rockwood Specialties Group, Inc. Term Loan E,
  4.299%, 12/13/12                                          85           67,720
                                                                   ------------
                                                                        142,862
===============================================================================
Commercial Services & Supplies -- 0.2%
Allied Waste North America, Inc.:
    Letter of Credit, 4.40%, 3/28/14                        33           32,131
    Term Loan B, 5.55%, 3/28/14                             47           44,962
ARAMARK Corp.:
    Letter of Credit, 2.44%, 1/26/14                        19           15,384
    Term Loan B, 5.637%, 1/26/14                           306          242,152
                                                                   ------------
                                                                        334,629
===============================================================================
Diversified Consumer Services -- 0.1%
Education Management LLC Term Loan C,
  5.563%, 6/01/13                                          265          174,944
===============================================================================
Electrical Equipment -- 0.0%
Baldor Electric Co. Term Loan B, 5.25%, 1/31/14             49           39,149
===============================================================================
Food Products -- 0.0%
Dean Foods Term Loan B, 2.94%, 4/02/14                      52           41,489
===============================================================================
Health Care Equipment & Supplies -- 0.0%
DJO Finance Corp. Term Loan,
  5.642%, 5/20/14                                           90           67,161
===============================================================================
Health Care Providers & Services -- 0.5%
Community Health Systems, Inc. Term Loan B,
  4.733%, 7/25/14                                          333          243,934
DaVita, Inc. Term Loan B1, 4.30%, 10/05/12                 125          105,899
Fresenius Medical Care AG Term Loan B,
  6.125%, 3/31/13                                           90           73,910
HCA, Inc. Term Loan A, 5.262%, 11/16/12                    369          290,976
LifePoint Hospital Holdings, Inc. Term Loan B,
  0%, 4/15/12                                               17           14,750
                                                                   ------------
                                                                        729,469
===============================================================================

See Notes to Financial Statements.


28               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

                                                           Par
Floating Rate Loan Interests                              (000)        Value
===============================================================================
Hotels, Restaurants & Leisure -- 0.2%
Penn National Gaming, Inc. Term Loan B,
  5.25%, 10/03/12                                 USD       85     $     69,018
VML US Finance LLC:
    Delay Draw Term Loan, 5.06%, 5/25/12                   146           81,677
    New Project Term Loan, 6.02%, 5/25/13                   46           25,581
    Term Loan B, 6.02%, 5/24/13                            158           88,742
                                                                   ------------
                                                                        265,018
===============================================================================
Household Durables -- 0.1%
Jarden Corp.:
    Term Loan B1, 5.512%, 1/24/12                          165          131,094
    Term Loan B2, 5.512%, 2/13/13                           36           27,874
                                                                   ------------
                                                                        158,968
===============================================================================
IT Services -- 0.1%
Dealer Computer Services, Inc. First Lien
  Term Loan, 3.436%, 10/26/12                               17           10,081
First Data Corp. Term Loan B2,
  5.212%, 9/24/14                                          108           73,285
SunGard Data Systems, Inc. Term Loan B,
  4.553%, 2/28/14                                          189          131,618
                                                                   ------------
                                                                        214,984
===============================================================================
Independent Power Producers &
Energy Traders -- 0.1%
NRG Energy, Inc.:
    Line of Credit, 2.701%, 2/01/13                         32           26,185
    Term Loan B, 5.262%, 2/01/13                            64           53,299
                                                                   ------------
                                                                         79,484
===============================================================================
Machinery -- 0.1%
OshKosh Truck Corp. Term Loan B,
  4.43%, 12/06/13                                          214          134,406
Rexnord Term Loan B, 5.286%, 7/19/13                       110           87,863
                                                                   ------------
                                                                        222,269
===============================================================================
Media -- 0.7%
Affinia Group, Inc. Term Loan B,
  6.204%, 10/17/12                                         130           92,733
CSC Holdings, Inc. Incremental Term Loan,
  4.569%, 3/29/13                                          174          143,808
Dex Media West LLC Term Loan B,
  7%, 10/24/14                                             189           92,490
DirecTV Holdings LLC Term Loan B,
  5.204%, 4/13/13                                           85           72,909
Nielsen Company Term Loan B,
  4.803%, 8/09/13                                          358          236,901
Regal Cinemas Corp. Term Loan B,
  5.262%, 10/27/13                                         129           96,322
United Pan Europe Communications Term
  Loan N, 5.47%, 12/31/14                                  365          257,690
Univision Communications, Inc.:
    Delay Draw Term Loan, 4.713%, 9/29/14                    5            2,237
    First Lien Term Loan, 5.049%, 9/29/14                  365          162,228
                                                                   ------------
                                                                      1,157,318
===============================================================================
Paper & Forest Products -- 0.1%
Georgia-Pacific LLC Term Loan B,
  5.454%, 12/20/12                                         143          109,816
===============================================================================
Real Estate Management &
Development -- 0.1%
Capital Automotive REIT Term Loan B,
  5.47%, 12/16/10                                          150           62,850
===============================================================================
Semiconductors & Semiconductor
Equipment -- 0.1%
Fairchild Semiconductor International, Inc.
  Term Loan, 5.262%, 6/26/13                                99           63,674
===============================================================================
Wireless Telecommunication Services -- 0.1%
Alltel Corp. Term Loan B3, 6%, 5/18/15                     104           99,555
-------------------------------------------------------------------------------
Total Floating Rate Loan Interests -- 2.7%                            4,282,414
===============================================================================

===============================================================================
U.S. Government Obligations
===============================================================================
Freddie Mac:
    4.50%, 1/15/15                                       1,600        1,689,406
    5%, 4/18/17                                            835          889,681
U.S. Treasury Inflation Indexed Bonds,
  2%, 1/15/16                                              835          819,797
U.S. Treasury Notes, 4.375%, 2/15/38                     1,600        1,853,626
-------------------------------------------------------------------------------
Total U.S. Government Obligations -- 3.3%                             5,252,510
===============================================================================

===============================================================================
Preferred Securities
-------------------------------------------------------------------------------
Capital Trusts
===============================================================================
Commercial Banks -- 1.2%
BNP Paribas SA, 7.195% (a)(b)(g)                           600          359,935
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (a)           600          285,696
Wachovia Capital Trust III, 5.80% (a)(g)                   750          322,500
Wells Fargo Capital XIII Series GMTN, 7.70% (a)(g)         300          243,369
Wells Fargo Capital XV, 9.75% (a)(g)                       700          661,500
                                                                   ------------
                                                                      1,873,000
===============================================================================
Diversified Financial Services -- 1.3%
Bank of America Corp. Series M, 8.125% (a)(g)            1,000          702,720
Citigroup, Inc., 8.30%, 12/21/77 (a)                       650          392,093
JPMorgan Chase & Co., 7.90% (a)(g)                         575          450,133
JPMorgan Chase Capital XXII, 6.45%, 1/15/87                700          507,193
                                                                   ------------
                                                                      2,052,139
===============================================================================
Insurance -- 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (a)              500           47,681
MetLife, Inc., 6.40%, 12/15/66                             600          323,850
                                                                   ------------
                                                                        371,531
-------------------------------------------------------------------------------
Total Capital Trusts -- 2.7%                                          4,296,670
===============================================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               29

Schedule of Investments (continued)     Franklin Templeton Total Return FDP Fund
                                     (Percentages shown are based on Net Assets)

Preferred Stocks                                        Shares         Value
===============================================================================
Automobiles -- 0.0%
General Motors Corp. Series C, 6.25% (c)                 6,500     $     26,650
===============================================================================
Thrifts & Mortgage Finance -- 0.1%
Freddie Mac Series Z, 8.375%                            55,200           41,400
-------------------------------------------------------------------------------
Total Preferred Stocks -- 0.1%                                           68,050
===============================================================================
Total Preferred Securities -- 2.8%                                    4,364,720
===============================================================================
Total Long-Term Investments
(Cost -- $210,470,621) -- 113.6%                                    179,377,353
===============================================================================

===============================================================================
                                                           Par
Short-Term Securities                                     (000)
===============================================================================
Canada -- 0.1%
Time Deposits -- 0.1%
Brown Brothers Harriman & Co.,
  1.1136%, 12/01/08                               CAD      268          215,693
-------------------------------------------------------------------------------
Japan -- 0.9%
Time Deposits -- 0.9%
Brown Brothers Harriman & Co.,
  0.01%, 12/01/08                                 JPY      139        1,454,839
-------------------------------------------------------------------------------
Norway -- 0.5%
Time Deposits -- 0.5%
Brown Brothers Harriman & Co.,
  2.60%, 12/01/08                                 NOK    5,599          802,651
-------------------------------------------------------------------------------
New Zealand -- 0.0%
Time Deposits -- 0.0%
Brown Brothers Harriman & Co.,
  5%, 12/01/08                                    NZD        6            3,547
-------------------------------------------------------------------------------
Singapore -- 0.1%
Time Deposits -- 0.1%
Brown Brothers Harriman & Co.,
  0.005%, 6/02/08                                 SGD      173          114,682
-------------------------------------------------------------------------------
Sweden -- 0.0%
Time Deposits -- 0.0%
Brown Brothers Harriman & Co.,
  2.4908%, 6/02/08                                SEK       85           10,429
-------------------------------------------------------------------------------
United States -- 4.5%
Time Deposits -- 4.5%
Brown Brothers Harriman & Co.,
  0.1%, 12/01/08                                  USD    7,047        7,046,908
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $9,648,749) -- 6.1%                                          9,648,749
===============================================================================
Total Investments
(Cost -- $220,119,370*) -- 119.7%                                   189,026,102

Liabilities in Excess of Other Assets -- (19.7)%                    (31,102,782)
                                                                   ------------
Net Assets -- 100.0%                                               $157,923,320
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 220,223,132
                                                                  =============
      Gross unrealized appreciation ..........................    $   2,020,597
      Gross unrealized depreciation ..........................      (33,217,627)
                                                                  -------------
      Net unrealized depreciation ............................    $ (31,197,030)
                                                                  =============
(a)   Variable rate security. Rate shown is as of report date.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)   Convertible security.
(d)   Non-income producing security.
(e)   Issuer filed for bankruptcy and/or is in default of interest payments.
(f) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(g)   Security is perpetual in nature and has no stated maturity date.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
o Foreign currency exchange contracts as of November 30, 2008 were as follows:

      -------------------------------------------------------------------------
                                                                    Unrealized
      Currency                 Currency           Settlement       Appreciation
      Purchased                  Sold                Date         (Depreciation)
      -------------------------------------------------------------------------
      CHF       731,404     KRW 600,000,000        12/18/08         $   192,083
      CHF     1,108,638     USD     933,276         5/29/09             (11,160)
      CNY     1,905,000     USD     277,697         9/23/09              (6,347)
      CNY       429,632     USD      62,112        10/23/09              (1,011)
      CNY       730,876     USD     105,100        10/26/09              (1,173)
      CNY       436,324     USD      62,288        10/27/09                (248)
      CNY       387,755     AUD      83,779        10/13/09                 944
      CNY       390,544     AUD      82,930        10/19/09               1,887
      JPY   167,719,081     EUR   1,083,877         4/17/09             389,798
      JPY    41,391,000     EUR     256,848         6/24/09             110,939
      IDR 1,856,686,879     NZD     275,665         8/04/09              (8,688)
      JPY   194,857,500     EUR   1,250,000         2/27/09             460,032
      PLN       375,000     USD     163,634         2/06/09             (38,298)
      RUB     2,941,609     AUD     139,939         9/24/09              (6,183)
      RUB     4,705,516     AUD     226,178         9/28/09             (11,575)
      RUB     1,656,567     NZD      98,723         8/12/09              (4,860)
      RUB     1,641,417     NZD      98,077         8/14/09              (4,999)
      USD     1,863,938     EUR   1,250,000         2/27/09             276,655
      USD     2,777,779     EUR   1,792,000         4/17/09             502,156
      VND 1,174,476,427     AUD      95,373        10/07/09               3,000
      VND 1,085,930,787     NZD      89,609         8/14/09              12,056
      -------------------------------------------------------------------------
      Total                                                         $ 1,855,008
                                                                    ===========

See Notes to Financial Statements.


30               FDP SERIES, INC.               NOVEMBER 30, 2008

Schedule of Investments (concluded)     Franklin Templeton Total Return FDP Fund

o Credit default swaps -- buy protection outstanding as of November 30, 2008 were as follows:

      -----------------------------------------------------------------------------------------------------
                          Pay                                                     Notional
                         Fixed                                      Credit         Amount       Unrealized
      Issuer             Rate      Counterparty     Expiration     Rating(1)      (000)(2)     Appreciation
      -----------------------------------------------------------------------------------------------------
      Wendys
      International,                                December
      Inc.               2.25%     UBS AG           2011             B+          USD 5,000        $ 211,085
                                   JPMorgan
      Macy's Retail                Chase            March
      Holdings, Inc.     2.05%     Bank N.A.        2012             BBB-            4,000          710,268
                                   JPMorgan
      Cox Communi-                 Chase            June
      cations, Inc.      0.98%     Bank N.A.        2013             BBB-            1,500           62,238
      -----------------------------------------------------------------------------------------------------
      Total                                                                                       $ 983,591
                                                                                                  =========
      (1)   Using the higher of Standard & Poor's ("S&P's") or Moody's ("Moody's") Investors Service
            ratings.

      (2)   The maximum potential amount the Fund may receive should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

o Credit default swaps -- sold protection outstanding as of November 30, 2008 were as follows:

      -----------------------------------------------------------------------------------------------------
                          Pay                                                     Notional
                         Fixed                                      Credit         Amount       Unrealized
      Issuer             Rate      Counterparty     Expiration     Rating(1)      (000)(2)     Depreciation
      -----------------------------------------------------------------------------------------------------
                                   JPMorgan
      Time Warner                  Chase            June
      Cable, Inc.        1.83%     Bank N.A.        2013           BBB+          USD 1,500       $(110,419)
      -----------------------------------------------------------------------------------------------------
      (1)   Using the higher of S&P's or Moody's ratings.

      (2)   The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial
            Statements.

o     Currency Abbreviations:

      AUD   Australian Dollar
      BRL   Brazilian Real
      CHF   Swiss Franc
      CNY   Chinese Yuan
      EUR   Euro
      IDR   Indonesian Rupiah
      JPY   Japanese Yen
      KRW   Korean Won
      MYR   Malaysian Ringgit
      NOK   Norwegian Krone
      NZD   New Zealand Dollar
      PEN   Peru Nuevos Soles
      PLN   Polish Zloty
      RUB   Russian Ruble
      SEK   Swedish Krona
      SGD   Singapore Dollar
      USD   U.S. Dollar
      VND   Vietnam Dong

o Effective June 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities
      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of November 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                               Investments in    Other Financial
      Valuation Inputs                           Securities        Instruments*
      --------------------------------------------------------------------------
      Level 1 ...............................    $ 36,165,848                 --
      Level 2 ...............................     152,860,254       $  2,728,180
      Level 3 ...............................              --                 --
      --------------------------------------------------------------------------
      Total                                      $189,026,102       $  2,728,180
                                                 ===============================
      * Other financial instruments are swaps and foreign currency exchange contracts.

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               31

Statements of Assets and Liabilities

                                                                          MFS                             Van           Franklin
                                                                        Research        Marsico          Kampen         Templeton
                                                                      International      Growth          Value        Total Return
November 30, 2008 (Unaudited)                                           FDP Fund        FDP Fund        FDP Fund        FDP Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated 1 .............................  $ 107,281,226   $  98,625,994   $  98,114,122   $ 189,026,102
Investments at value -- affiliated 2 ...............................             --              --          26,385              --
Foreign currency at value 3 ........................................          4,725              12              --         620,742
Unrealized appreciation on swaps ...................................             --              --              --         983,591
Unrealized appreciation on foreign currency exchange contracts .....          7,730              --              --       1,949,550
Swap receivable ....................................................             --              --              --           5,338
Investments sold receivable -- unaffiliated ........................      1,497,139              --              --       8,702,696
Investments sold receivable --affiliated ...........................             --              --              --          33,650
Capital shares sold receivable .....................................        334,215         193,666         167,040         678,027
Interest receivable ................................................             --              --             126       1,735,639
Dividends receivable ...............................................        765,457         192,105         314,869              --
Principal paydowns receivable ......................................             --              --              --           8,150
Foreign currency exchange contracts receivable .....................             --              --              --         374,813
Other assets .......................................................         30,304              --              --          65,809
Prepaid expenses ...................................................         15,205          14,861          13,632          16,946
                                                                      -------------------------------------------------------------
Total assets .......................................................    109,936,001      99,026,638      98,636,174     204,201,053
                                                                      -------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swaps ...................................             --              --              --         110,419
Unrealized depreciation on foreign currency exchange contracts .....          5,640              --              --          94,542
Swap payable .......................................................             --              --              --          41,926
Investments purchased payable -- unaffiliated ......................      2,363,974       2,666,691         238,355      44,282,878
Capital shares redeemed payable ....................................        397,996         326,760         365,526         915,325
Income dividends payable ...........................................             --              --              --         616,570
Distribution fees payable ..........................................         68,878          63,471          64,283          91,425
Investment advisory fees payable ...................................         73,564          60,333          53,230          53,413
Officer's and Directors' fees payable ..............................          3,269           3,266           3,268           3,278
Other affiliates payable ...........................................         29,088          26,335          27,755          37,082
Other liabilities ..................................................             --              --              --          30,875
Other accrued expenses payable .....................................         81,234           5,457          25,402              --
                                                                      -------------------------------------------------------------
Total liabilities ..................................................      3,023,643       3,152,313         777,819      46,277,733
                                                                      -------------------------------------------------------------
Net Assets .........................................................  $ 106,912,358   $  95,874,325   $  97,858,355   $ 157,923,320
                                                                      =============================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares, $0.10 par value, 100,000,000 shares authorized  $      28,636   $      27,131   $      31,922   $      30,457
Investor A Shares, $0.10 par value 100,000,000 shares authorized ...        271,152         234,214         266,397         352,611
Investor B Shares, $0.10 par value 100,000,000 shares authorized ...         36,881          32,835          37,328          34,916
Investor C Shares, $0.10 par value 100,000,000 shares authorized ...      1,131,984       1,004,089       1,133,656       1,470,232
Paid-in capital in excess of par ...................................    175,188,129     139,839,466     158,597,612     186,363,007
Undistributed net investment income (loss) .........................          3,170        (134,425)        642,850       2,219,667
Accumulated net realized loss ......................................    (18,340,304)    (31,215,964)    (22,960,137)     (4,039,868)
Net unrealized appreciation/depreciation ...........................    (51,407,290)    (13,913,021)    (39,891,273)    (28,507,702)
                                                                      -------------------------------------------------------------
Net Assets .........................................................  $ 106,912,358   $  95,874,325   $  97,858,355   $ 157,923,320
                                                                      =============================================================

See Notes to Financial Statements.


32               FDP SERIES, INC.               NOVEMBER 30, 2008

Statements of Assets and Liabilities (concluded)

                                                                          MFS                             Van           Franklin
                                                                        Research        Marsico          Kampen         Templeton
                                                                      International      Growth          Value        Total Return
November 30, 2008 (Unaudited)                                           FDP Fund        FDP Fund        FDP Fund        FDP Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional:
    Net assets .....................................................  $  2,107,171    $  2,060,423    $  2,143,847    $  2,546,575
                                                                      =============================================================
    Shares outstanding .............................................       286,364         271,308         319,223         304,566
                                                                      =============================================================
    Net asset value per share ......................................  $       7.36    $       7.59    $       6.72    $       8.36
                                                                      =============================================================
Investor A:
    Net assets .....................................................  $ 19,886,942    $ 17,649,500    $ 17,854,937    $ 29,491,861
                                                                      =============================================================
    Shares outstanding .............................................     2,711,522       2,342,143       2,663,969       3,526,106
                                                                      =============================================================
    Net asset value per share ......................................  $       7.33    $       7.54    $       6.70    $       8.36
                                                                      =============================================================
Investor B:
    Net assets .....................................................  $  2,685,456    $  2,410,826    $  2,487,430    $  2,920,447
                                                                      =============================================================
    Shares outstanding .............................................       368,805         328,352         373,278         349,160
                                                                      =============================================================
    Net asset value per share ......................................  $       7.28    $       7.34    $       6.66    $       8.36
                                                                      =============================================================
Investor C:
    Net assets .....................................................  $ 82,232,789    $ 73,753,576    $ 75,372,141    $122,964,437
                                                                      =============================================================
    Shares outstanding .............................................    11,319,840      10,040,885      11,336,560      14,702,319
                                                                      =============================================================
    Net asset value per share ......................................  $       7.26    $       7.35    $       6.65    $       8.36
                                                                      =============================================================
    1 Cost -- unaffiliated .........................................  $158,662,592    $112,539,015    $138,004,387    $220,119,370
                                                                      =============================================================
    2 Cost -- affiliated ...........................................            --              --    $     27,393              --
                                                                      =============================================================
    3 Cost -- foreign currency .....................................  $      5,012    $         12              --    $    668,407
                                                                      =============================================================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               33

Statements of Operations

                                                                        MFS                               Van            Franklin
                                                                      Research         Marsico           Kampen          Templeton
                                                                    International       Growth           Value         Total Return
Six Months Ended November 30, 2008 (Unaudited)                        FDP Fund         FDP Fund         FDP Fund         FDP Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest 1 .....................................................    $      6,395     $     89,817     $     68,040     $  5,144,568
Dividends 2 ....................................................       1,785,839        1,139,191        1,842,507           50,085
Income -- affiliated ...........................................              --               33              684               32
                                                                    ---------------------------------------------------------------
Total income ...................................................       1,792,234        1,229,041        1,911,231        5,194,685
                                                                    ---------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ............................................         677,917          536,183          470,628          382,539
Service -- Investor A ..........................................          33,496           29,879           30,038           43,899
Service and distribution -- Investor B .........................          19,793           17,461           17,549           13,704
Service and distribution -- Investor C .........................         584,992          518,942          520,584          598,346
Transfer agent -- Institutional ................................           1,902            1,968            1,805            1,795
Transfer agent -- Investor A ...................................          17,005           16,500           14,733           10,797
Transfer agent -- Investor B ...................................           3,319            3,246            2,954            1,464
Transfer agent -- Investor C ...................................          85,630           83,006           73,681           49,184
Custodian ......................................................         103,602           21,383           14,217           40,100
Accounting services ............................................          51,995           46,250           39,653           71,353
Professional ...................................................          28,020           25,545           24,519           25,829
Registration ...................................................          23,128           21,649           23,264           22,618
Printing .......................................................          22,101           18,260           17,372           22,558
Officer and Directors ..........................................           8,779            8,447            8,357           10,585
Miscellaneous ..................................................          16,849           11,616            9,009           30,542
                                                                    ---------------------------------------------------------------
Total expenses .................................................       1,678,528        1,360,335        1,268,363        1,325,313
                                                                    ---------------------------------------------------------------
Net investment income (loss) ...................................         113,706         (131,294)         642,868        3,869,372
                                                                    ---------------------------------------------------------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
    Investments 3 ..............................................     (17,406,533)     (20,631,233)     (22,855,847)      (5,456,665)
    Swaps ......................................................              --               --               --          (85,246)
    Foreign currency ...........................................         (78,369)            (478)              --          161,544
                                                                    ---------------------------------------------------------------
                                                                     (17,484,902)     (20,631,711)     (22,855,847)      (5,380,367)
                                                                    ---------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
    Investments 4 ..............................................     (74,195,575)     (41,368,445)     (31,828,223)     (26,515,732)
    Swaps ......................................................              --               --               --          821,666
    Unfunded corporate loans ...................................              --               --               --             (135)
    Foreign currency ...........................................         (14,287)              --               --        1,455,241
                                                                    ---------------------------------------------------------------
                                                                     (74,209,862)     (41,368,445)     (31,828,223)     (24,238,960)
                                                                    ---------------------------------------------------------------
Total realized and unrealized loss .............................     (91,694,764)     (62,000,156)     (54,684,070)     (29,619,327)
                                                                    ---------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations ...........    $(91,581,058)    $(62,131,450)    $(54,041,202)    $(25,749,955)
                                                                    ===============================================================
    1 Withholding tax on interest ..............................              --               --               --     $      6,487
                                                                    ===============================================================
    2 Withholding tax on dividends .............................    $     94,769     $      1,716     $      8,902               --
                                                                    ===============================================================
    3 Including foreign capital gains credit ...................    $     23,527               --               --               --
                                                                    ===============================================================
    4 Including deferred foreign capital gains credit ..........    $     20,645               --               --               --
                                                                    ===============================================================

See Notes to Financial Statements.


34               FDP SERIES, INC.               NOVEMBER 30, 2008

Statements of Changes in Net Assets          MFS Research International FDP Fund

                                                                                                      Six Months
                                                                                                        Ended
                                                                                                     November 30,      Year Ended
                                                                                                         2008            May 31,
Net Increase (Decrease) in Net Assets:                                                                (Unaudited)         2008
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $     113,706     $   1,223,143
Net realized gain (loss) .......................................................................      (17,484,902)        3,515,735
Net unrealized appreciation/depreciation .......................................................      (74,209,862)       (1,192,179)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (91,581,058)        3,546,699
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
    Institutional ..............................................................................          (32,596)          (16,873)
    Investor A .................................................................................         (272,991)         (138,741)
    Investor B .................................................................................          (23,490)           (6,458)
    Investor C .................................................................................         (745,528)         (236,510)
Net realized gain:
    Institutional ..............................................................................          (14,952)         (232,910)
    Investor A .................................................................................         (140,070)       (2,254,105)
    Investor B .................................................................................          (20,717)         (373,525)
    Investor C .................................................................................         (618,029)       (9,471,594)
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............       (1,868,373)      (12,730,716)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from capital share transactions .............................        3,936,079        30,295,381
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .................................................................................            4,192             4,677
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................      (89,509,160)       21,116,041
Beginning of period ............................................................................      196,421,518       175,305,477
                                                                                                    -------------------------------
End of period ..................................................................................    $ 106,912,358     $ 196,421,518
                                                                                                    ===============================
End of period undistributed net investment income ..............................................    $       3,170     $     964,069
                                                                                                    ===============================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               35

Statements of Changes in Net Assets                      Marsico Growth FDP Fund

                                                                                                      Six Months
                                                                                                        Ended
                                                                                                     November 30,      Year Ended
                                                                                                         2008            May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)         2008
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss ............................................................................    $    (131,294)    $    (930,129)
Net realized loss ..............................................................................      (20,631,711)       (9,529,231)
Net unrealized appreciation/depreciation .......................................................      (41,368,445)        8,452,007
                                                                                                    -------------------------------
Net decrease in net assets resulting from operations ...........................................      (62,131,450)       (2,007,353)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..................       (5,427,166)       17,375,418
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................      (67,558,616)       15,368,065
Beginning of period ............................................................................      163,432,941       148,064,876
                                                                                                    -------------------------------
End of period ..................................................................................    $  95,874,325     $ 163,432,941
                                                                                                    ===============================
End of period undistributed net investment loss ................................................    $    (134,425)    $      (3,131)
                                                                                                    ===============================

                                                       Van Kampen Value FDP Fund

                                                                                                      Six Months
                                                                                                        Ended
                                                                                                     November 30,      Year Ended
                                                                                                         2008            May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)         2008
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $     642,868     $   1,206,880
Net realized gain (loss) .......................................................................      (22,855,847)        1,803,787
Net unrealized appreciation/depreciation .......................................................      (31,828,223)      (27,748,568)
                                                                                                    -------------------------------
Net decrease in net assets resulting from operations ...........................................      (54,041,202)      (24,737,901)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
    Institutional ..............................................................................          (25,697)          (43,702)
    Investor A .................................................................................         (196,108)         (329,687)
    Investor B .................................................................................          (14,118)          (19,588)
    Investor C .................................................................................         (474,366)         (610,775)
Net realized gain:
    Institutional ..............................................................................           (3,011)          (66,631)
    Investor A .................................................................................          (26,033)         (601,518)
    Investor B .................................................................................           (3,800)         (107,313)
    Investor C .................................................................................         (113,214)       (2,687,196)
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............         (856,347)       (4,466,410)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..................       (5,184,056)       37,497,933
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................      (60,081,605)        8,293,622
Beginning of period ............................................................................      157,939,960       149,646,338
                                                                                                    -------------------------------
End of period ..................................................................................    $  97,858,355     $ 157,939,960
                                                                                                    ===============================
End of period undistributed net investment income ..............................................    $     642,850     $     710,271
                                                                                                    ===============================

See Notes to Financial Statements.


36               FDP SERIES, INC.               NOVEMBER 30, 2008

Statements of Changes in Net Assets     Franklin Templeton Total Return FDP Fund

                                                                                                      Six Months
                                                                                                        Ended
                                                                                                     November 30,      Year Ended
                                                                                                         2008            May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)         2008
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..........................................................................    $   3,869,372     $   7,748,161
Net realized gain (loss) .......................................................................       (5,380,367)        3,757,611
Net unrealized appreciation/depreciation .......................................................      (24,238,960)       (4,222,841)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (25,749,955)        7,282,931
                                                                                                    -------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
    Institutional ..............................................................................          (66,710)         (134,938)
    Investor A .................................................................................         (764,692)       (1,587,672)
    Investor B .................................................................................          (69,508)         (170,180)
    Investor C .................................................................................       (2,831,699)       (5,895,446)
Net realized gain:
    Institutional ..............................................................................               --           (11,697)
    Investor A .................................................................................               --          (145,961)
    Investor B .................................................................................               --           (17,588)
    Investor C .................................................................................               --          (624,763)
                                                                                                    -------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..............       (3,732,609)       (8,588,245)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets derived from capital share transactions ..................      (21,610,656)       35,137,373
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ........................................................      (51,093,220)       33,832,059
Beginning of period ............................................................................      209,016,540       175,184,481
                                                                                                    -------------------------------
End of period ..................................................................................    $ 157,923,320     $ 209,016,540
                                                                                                    ===============================
End of period undistributed net investment income ..............................................    $   2,219,667     $   2,082,904
                                                                                                    ===============================

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               37

Financial Highlights                         MFS Research International FDP Fund

                                                      Institutional                                  Investor A
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  13.86   $  14.63   $  12.21   $  10.00    $  13.82   $  14.59    $  12.19    $  10.00
                                        =========================================    ===========================================
Net investment income (loss) 2 ........     0.05       0.21       0.16       0.08        0.04       0.17        0.12        0.13
Net realized and unrealized gain (loss)    (6.37) 3    0.12 3     2.76 3     2.13 3     (6.36) 3    0.12 3      2.75 3      2.06 3
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (6.32)      0.33       2.92       2.21       (6.32)      0.29        2.87        2.19
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.12)     (0.08)     (0.11)        --       (0.11)     (0.06)      (0.10)         --
    Net realized gain .................    (0.06)     (1.02)     (0.39)        --       (0.06)     (1.00)      (0.37)         --
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.18)     (1.10)     (0.50)        --       (0.17)     (1.06)      (0.47)         --
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   7.36   $  13.86   $  14.63   $  12.21    $   7.33   $  13.82    $  14.59    $  12.19
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (46.07)% 5   2.66%     24.62%     22.10% 5   (46.19)% 5   2.42%      24.24%      21.90% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     1.37% 6    1.32%      1.42%      1.89% 6     1.62% 6    1.56%       1.67%       2.15% 6
                                        =========================================    ===========================================
Total expenses ........................     1.37% 6    1.32%      1.42%      2.58% 6     1.62% 6    1.56%       1.67%       2.65% 6
                                        =========================================    ===========================================
Net investment income (loss) ..........     1.02% 6    1.55%      1.22%      0.79% 6     0.78% 6    1.27%       0.92%       1.36% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,107   $  3,571   $  2,984   $  1,995    $ 19,887   $ 34,072    $ 30,747    $ 15,321
                                        =========================================    ===========================================
Portfolio turnover ....................       35%        69%        70%        67%         35%        69%         70%         67%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fee, which is less than $0.01 per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.

See Notes to Financial Statements.


38               FDP SERIES, INC.               NOVEMBER 30, 2008

Financial Highlights (continued)             MFS Research International FDP Fund

                                                       Investor B                                    Investor C
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  13.72   $  14.49   $  12.11   $  10.00    $  13.69   $  14.48    $  12.11    $  10.00
                                        =========================================    ===========================================
Net investment income (loss) 2 ........    (0.00) 3    0.05      (0.00) 3    0.04       (0.00) 3    0.07        0.02        0.06
Net realized and unrealized gain (loss)    (6.32) 4    0.14 4     2.76 4     2.07 4     (6.30) 4    0.10 4      2.74 4      2.05 4
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (6.32)      0.19       2.76       2.11       (6.30)      0.17        2.76        2.11
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.06)     (0.02)     (0.06)        --       (0.07)     (0.02)      (0.07)         --
    Net realized gain .................    (0.06)     (0.94)     (0.32)        --       (0.06)     (0.94)      (0.32)         --
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.12)     (0.96)     (0.38)        --       (0.13)     (0.96)      (0.39)         --
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   7.28   $  13.72   $  14.49   $  12.11    $   7.26   $  13.69    $  14.48    $  12.11
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 5
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (46.38)% 6   1.62%     23.34%     21.10% 6   (46.39)% 6   1.57%      23.39%      21.10% 6
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     2.41% 7    2.35%      2.46%      2.92% 7     2.38% 7    2.32%       2.44%       2.92% 7
                                        =========================================    ===========================================
Total expenses ........................     2.41% 7    2.35%      2.46%      3.42% 7     2.38% 7    2.32%       2.44%       3.41% 7
                                        =========================================    ===========================================
Net investment income (loss) ..........    (0.04)% 7   0.40%     (0.01)%     0.43% 7    (0.01)% 7   0.51%       0.18%       0.57% 7
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,685   $  5,365   $  5,708   $  4,169    $ 82,233   $153,414    $135,866    $ 65,729
                                        =========================================    ===========================================
Portfolio turnover ....................       35%        69%        70%        67%         35%        69%         70%         67%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Includes redemption fee, which is less than $0.01 per share.
5     Total investment returns exclude the effects of sales charges.
6     Aggregate total investment return.
7     Annualized.

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               39

Financial Highlights (continued)                         Marsico Growth FDP Fund

                                                      Institutional                                  Investor A
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  12.28   $  12.35   $  10.70   $  10.00    $  12.20   $  12.30    $  10.69    $  10.00
                                        =========================================    ===========================================
Net investment income (loss) 2 ........     0.03       0.03       0.02      (0.04)       0.02       0.00 3     (0.01)      (0.04)
Net realized and unrealized gain (loss)    (4.72)     (0.10)      1.63       0.74       (4.68)     (0.10)       1.62        0.73
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (4.69)     (0.07)      1.65       0.70       (4.66)     (0.10)       1.61        0.69
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   7.59   $  12.28   $  12.35   $  10.70    $   7.54   $  12.20    $  12.30    $  10.69
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (38.19)% 5  (0.57)%    15.42%      7.00% 5   (38.20)% 5  (0.81)%     15.06%       6.90% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     1.17% 6    1.09%      1.17%      1.60% 6     1.42% 6    1.33%       1.42%       1.72% 6
                                        =========================================    ===========================================
Total expenses ........................     1.17% 6    1.09%      1.17%      1.90% 6     1.42% 6    1.33%       1.42%       1.76% 6
                                        =========================================    ===========================================
Net investment income (loss) ..........     0.65% 6    0.27%      0.17%     (0.43)% 6    0.42% 6    0.03%      (0.08)%     (0.48)% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,060   $  3,184   $  2,657   $  1,174    $ 17,650   $ 28,583    $ 26,181    $ 12,910
                                        =========================================    ===========================================
Portfolio turnover ....................       37%        67%        44%        31%         37%        67%         44%         31%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than $0.01 per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.


40               FDP SERIES, INC.               NOVEMBER 30, 2008

Financial Highlights (continued)                         Marsico Growth FDP Fund

                                                       Investor B                                    Investor C
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  11.94   $  12.12   $  10.62   $  10.00    $  11.94   $  12.13    $  10.62    $  10.00
                                        =========================================    ===========================================
Net investment income (loss) 2 ........    (0.02)     (0.09)     (0.10)     (0.12)      (0.02)     (0.09)      (0.10)      (0.11)
Net realized and unrealized gain (loss)    (4.58)     (0.09)      1.60       0.74       (4.57)     (0.10)       1.61        0.73
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (4.60)     (0.18)      1.50       0.62       (4.59)     (0.19)       1.51        0.62
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   7.34   $  11.94   $  12.12   $  10.62    $   7.35   $  11.94    $  12.13    $  10.62
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 3
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (38.53)% 4  (1.49)%    14.12%      6.20% 4   (38.44)% 4  (1.57)%     14.22%       6.20% 4
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     2.21% 5    2.11%      2.20%      2.52% 5     2.19% 5    2.09%       2.19%       2.51% 5
                                        =========================================    ===========================================
Total expenses ........................     2.21% 5    2.11%      2.20%      2.57% 5     2.19% 5    2.09%       2.19%       2.55% 5
                                        =========================================    ===========================================
Net investment income (loss) ..........    (0.38)% 5  (0.74)%    (0.87)%    (1.30)% 5   (0.35)% 5  (0.74)%     (0.85)%     (1.27)% 5
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,411   $  4,412   $  4,772   $  3,362    $ 73,754   $127,254    $114,454    $ 54,566
                                        =========================================    ===========================================
Portfolio turnover ....................       37%        67%        44%        31%         37%        67%         44%         31%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Total investment returns exclude the effects of sales charges.
4     Aggregate total investment return.
5     Annualized.

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               41

Financial Highlights (continued)                       Van Kampen Value FDP Fund

                                                      Institutional                                  Investor A
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  10.30   $  12.45   $  10.50   $  10.00    $  10.29   $  12.43    $  10.49    $  10.00
                                        =========================================    ===========================================
Net investment income 2 ...............     0.04       0.18       0.19       0.12        0.07       0.15        0.16        0.11
Net realized and unrealized gain (loss)    (3.53)     (1.90)      1.86       0.43       (3.58)     (1.89)       1.87        0.43
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (3.49)     (1.72)      2.05       0.55       (3.51)     (1.74)       2.03        0.54
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.08)     (0.17)     (0.05)     (0.05)      (0.07)     (0.14)      (0.04)      (0.05)
    Net realized gain .................    (0.01)     (0.26)     (0.05)     (0.00) 3    (0.01)     (0.26)      (0.05)      (0.00) 3
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.09)     (0.43)     (0.10)     (0.05)      (0.08)     (0.40)      (0.09)      (0.05)
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   6.72   $  10.30   $  12.45   $  10.50    $   6.70   $  10.29    $  12.43    $  10.49
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (34.15)% 5 (14.15)%    20.95%      5.56% 5   (34.34)% 5 (14.29)%     20.65%       5.40% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     1.03% 6    1.02%      1.08%      1.58% 6     1.28% 6    1.26%       1.33%       1.69% 6
                                        =========================================    ===========================================
Total expenses ........................     1.03% 6    1.02%      1.08%      1.81% 6     1.28% 6    1.26%       1.33%       1.71% 6
                                        =========================================    ===========================================
Net investment income .................     1.81% 6    1.65%      1.67%      1.31% 6     1.57% 6    1.40%       1.42%       1.26% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,144   $  3,131   $  2,739   $  1,202    $ 17,855   $ 27,616    $ 26,194    $ 13,135
                                        =========================================    ===========================================
Portfolio turnover ....................       24%        25%        26%        14%         24%        25%         26%         14%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.

See Notes to Financial Statements.


42               FDP SERIES, INC.               NOVEMBER 30, 2008

Financial Highlights (continued)                       Van Kampen Value FDP Fund

                                                       Investor B                                    Investor C
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $  10.23   $  12.36   $  10.45   $  10.00    $  10.21   $  12.35    $  10.45    $  10.00
                                        =========================================    ===========================================
Net investment income 2 ...............     0.01       0.07       0.07       0.04        0.03       0.07        0.07        0.04
Net realized and unrealized gain (loss)    (3.54)     (1.89)      1.91       0.43       (3.54)     (1.89)       1.90        0.44
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (3.53)     (1.82)      1.98       0.47       (3.51)     (1.82)       1.97        0.48
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.03)     (0.05)     (0.02)     (0.02)      (0.04)     (0.06)      (0.02)      (0.03)
    Net realized gain .................    (0.01)     (0.26)     (0.05)     (0.00) 3    (0.01)     (0.26)      (0.05)      (0.00) 3
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.04)     (0.31)     (0.07)     (0.02)      (0.05)     (0.32)      (0.07)      (0.03)
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   6.66   $  10.23   $  12.36   $  10.45    $   6.65   $  10.21    $  12.35    $  10.45
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (34.59)% 5 (14.99)%    19.67%      4.76% 5   (34.53)% 5 (15.00)%     19.67%       4.78% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     2.07% 6    2.05%      2.12%      2.49% 6     2.04% 6    2.02%       2.11%       2.47% 6
                                        =========================================    ===========================================
Total expenses ........................     2.07% 6    2.05%      2.12%      2.52% 6     2.04% 6    2.02%       2.11%       2.50% 6
                                        =========================================    ===========================================
Net investment income .................     0.77% 6    0.60%      0.63%      0.45% 6     0.80% 6    0.63%       0.65%       0.48% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,487   $  4,303   $  5,002   $  3,671    $ 75,372   $122,891    $115,710    $ 56,102
                                        =========================================    ===========================================
Portfolio turnover ....................       24%        25%        26%        14%         24%        25%         26%         14%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               43

Financial Highlights (continued)        Franklin Templeton Total Return FDP Fund

                                                      Institutional                                  Investor A
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $   9.80   $   9.86   $   9.63   $  10.00    $   9.80   $   9.86    $   9.63    $  10.00
                                        =========================================    ===========================================
Net investment income 2 ...............     0.22       0.46       0.43       0.30        0.21       0.43        0.40        0.29
Net realized and unrealized gain (loss)    (1.45)     (0.02)      0.22      (0.36)      (1.45)     (0.02)       0.23       (0.39)
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (1.23)      0.44       0.65      (0.06)      (1.24)      0.41        0.63       (0.10)
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.21)     (0.46)     (0.42)     (0.31)      (0.20)     (0.43)      (0.40)      (0.27)
    Net realized gain .................       --      (0.04)        --      (0.00) 3       --      (0.04)         --       (0.00) 3
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.21)     (0.50)     (0.42)     (0.31)      (0.20)     (0.47)      (0.40)      (0.27)
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   8.36   $   9.80   $   9.86   $   9.63    $   8.36   $   9.80    $   9.86    $   9.63
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (12.68)% 5   4.45%      6.97%     (0.55)% 5  (12.77)% 5   4.20%       6.71%      (0.76)% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     0.76% 6    0.66%      0.79%      1.28% 6     0.95% 6    0.92%       1.04%       1.31% 6
                                        =========================================    ===========================================
Total expenses ........................     0.76% 6    0.66%      0.79%      1.47% 6     0.95% 6    0.92%       1.04%       1.32% 6
                                        =========================================    ===========================================
Net investment income .................     4.69% 6    4.58%      4.37%      3.55% 6     4.49% 6    4.32%       4.12%       3.67% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,547   $  3,091   $  2,597   $    982    $ 29,492   $ 37,566    $ 32,460    $ 16,018
                                        =========================================    ===========================================
Portfolio turnover ....................      164% 7     288% 8     253%       122%        164% 7     288% 8      253%        122%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of any sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover would have been 43%.
8 Includes TBA transactions, excluding these transactions the portfolio turnover would have been 150%.

See Notes to Financial Statements.


44               FDP SERIES, INC.               NOVEMBER 30, 2008

Financial Highlights (concluded)        Franklin Templeton Total Return FDP Fund

                                                       Investor B                                    Investor C
                                       ------------------------------------------   --------------------------------------------
                                       Six Months                                   Six Months
                                         Ended         Year Ended        July 27,     Ended          Year Ended         July 27,
                                       November 30,      May 31,          2005 1    November 30,       May 31,           2005 1
                                          2008     -------------------  to May 31,     2008     --------------------   to May 31,
                                       (Unaudited)   2008       2007       2006     (Unaudited)   2008        2007        2006
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .. $   9.80   $   9.86   $   9.63   $  10.00    $   9.80   $   9.86    $   9.63    $  10.00
                                        =========================================    ===========================================
Net investment income 2 ...............     0.18       0.38       0.35       0.25        0.18       0.37        0.35        0.25
Net realized and unrealized gain (loss)    (1.44)     (0.02)      0.22      (0.39)      (1.44)     (0.01)       0.22       (0.40)
                                        -----------------------------------------    -------------------------------------------
Net increase (decrease) from investment
  operations ..........................    (1.26)      0.36       0.57      (0.14)      (1.26)      0.36        0.57       (0.15)
                                        -----------------------------------------    -------------------------------------------
Dividends and distributions from:
    Net investment income .............    (0.18)     (0.38)     (0.34)     (0.23)      (0.18)     (0.38)      (0.34)      (0.22)
    Net realized gain .................       --      (0.04)        --      (0.00) 3       --      (0.04)         --       (0.00) 3
                                        -----------------------------------------    -------------------------------------------
Total dividends and distributions .....    (0.18)     (0.42)     (0.34)     (0.23)      (0.18)     (0.42)      (0.34)      (0.22)
                                        -----------------------------------------    -------------------------------------------
Net asset value, end of period ........ $   8.36   $   9.80   $   9.86   $   9.63    $   8.36   $   9.80    $   9.86    $   9.63
                                        =========================================    ===========================================
================================================================================================================================
Total Investment Return 4
--------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............   (13.01)% 5   3.66%      6.15%     (1.19)% 5  (13.02)% 5   3.62%       6.10%      (1.23)% 5
                                        =========================================    ===========================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ...........     1.46% 6    1.45%      1.57%      1.85% 6     1.50% 6    1.48%       1.62%       1.90% 6
                                        =========================================    ===========================================
Total expenses ........................     1.46% 6    1.45%      1.57%      1.86% 6     1.50% 6    1.48%       1.62%       1.91% 6
                                        =========================================    ===========================================
Net investment income .................     3.96% 6    3.80%      3.59%      3.12% 6     3.93% 6    3.75%       3.54%       3.07% 6
                                        =========================================    ===========================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ....... $  2,920   $  4,138   $  4,377   $  3,395    $122,964   $164,222    $135,750    $ 68,162
                                        =========================================    ===========================================
Portfolio turnover ....................      164% 7     288% 8     253%       122%        164% 7     288% 8      253%        122%
                                        =========================================    ===========================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4     Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Annualized.
7 Includes TBA transactions, excluding these transactions the portfolio turnover rate would have been 43%.
8 Includes TBA transactions, excluding these transactions the portfolio turnover rate would have been 150%.

See Notes to Financial Statements.


               FDP SERIES, INC.               NOVEMBER 30, 2008               45

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually, a "Fund") each is a series of FDP Series, Inc. (the "Corporation"). The Corporation is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Corporation is organized as a Maryland corporation. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each of the Funds offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of each Fund's Board of Directors (the "Board"). TBA commitments are valued at the current market value of the underlying securities. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Swap agreements are valued by utilizing quotes received daily by the Funds' pricing service or through brokers. Short-term securities are valued at amortized cost. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service.

Equity investments traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized securities exchange for which there were no sales on that day are valued at the last available bid (long positions ) or ask (short positions) price. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: Each Fund may engage in various fund investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.


46               FDP SERIES, INC.               NOVEMBER 30, 2008

o Forward currency contracts -- A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Each Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

o Credit default swaps -- Each Fund may enter into credit default swaps for investment purposes or to manage their credit risk. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g., default, bankruptcy or debt restructuring). A Fund may either buy or sell (write) credit default swaps. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of

Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issued. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Certain Funds invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments of the Funds. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly


               FDP SERIES, INC.               NOVEMBER 30, 2008               47
structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

Collateralized Mortgage Obligations: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only ("IOs"), principal only ("POs"), planned amortization classes ("PACs") and targeted amortization classes ("TACs"). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Dollar, Mortgage and Treasury Rolls: Certain Funds may sell mortgage-backed securities or U.S. Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Fund.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Each Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered
Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recognized on the accrual basis. Prepayment penalty fees are recorded as gains or losses. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Funds may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will


48               FDP SERIES, INC.               NOVEMBER 30, 2008
have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds' investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: Certain Funds may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund's other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps or forward foreign currency contracts), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., swaps).

Investment Transactions and Investment Income: Investment transac-tions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

Federal Income Taxes: It is each of the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund's U.S. federal tax returns remains open for the years ended May 31, 2005 through May 31, 2007. The statutes of limitations on each Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Funds' financial statement disclosures, if any, is currently being assessed.


               FDP SERIES, INC.               NOVEMBER 30, 2008               49

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch"), a wholly owned subsidiary of Bank of America Corporation ("BAC"), and The PNC Financial Services Group, Inc. ("PNC"), are the largest stockholders of BlackRock, Inc.

The Advisor is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund. For such services each Fund pays the Advisor a monthly fee at the annual rates set forth below, of the average daily value of each Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                         Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................................    0.90%
Marsico Growth FDP Fund ............................................    0.80%
Van Kampen Value FDP Fund ..........................................    0.70%
Franklin Templeton Total Return FDP Fund ...........................    0.40%
--------------------------------------------------------------------------------

The Advisor has also entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Advisor pays each sub-advisor for services they provide, a fee that is a percentage of the Advisor's investment advisory fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                          Sub-
                                                                        Advisory
                                        Sub-Advisor                       Fee
--------------------------------------------------------------------------------
MFS Research                            Massachusetts Financial
International FDP Fund                  Services Company                 0.45%
--------------------------------------------------------------------------------
Marsico Growth                          Marsico Capital
FDP Fund                                Management LLC                   0.40%
--------------------------------------------------------------------------------
Van Kampen Value                        Van Kampen Asset
FDP Fund                                Management                       0.35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund                         Franklin Advisers, Inc.          0.25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.

Effective October 1, 2008, the Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, lnc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, lnc. BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Corporation on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                  Service Fees
--------------------------------------------------------------------------------
                        MFS                                           Franklin
                      Research        Marsico        Van Kampen       Templeton
                    International      Growth          Value        Total Return
                      FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Investor A ......      0.25%            0.25%           0.25%           0.25%
Investor B ......      0.25%            0.25%           0.25%           0.25%
Investor C ......      0.25%            0.25%           0.25%           0.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Distribution Fees
--------------------------------------------------------------------------------
                        MFS                                           Franklin
                      Research        Marsico        Van Kampen       Templeton
                    International      Growth          Value        Total Return
                      FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Investor B ......      0.75%           0.75%           0.75%           0.50%
Investor C ......      0.75%           0.75%           0.75%           0.55%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and Investor C shareholders.

For the six months ended November 30, 2008, affiliates earned underwriting discounts direct commissions dealer concessions on sales of the Funds' Investor A Shares as follows:

--------------------------------------------------------------------------------
                        MFS                                           Franklin
                      Research        Marsico        Van Kampen       Templeton
                    International      Growth          Value        Total Return
                      FDP Fund        FDP Fund        FDP Fund        FDP Fund
--------------------------------------------------------------------------------
Investor A Shares      $53,429         $40,710        $39,766         $94,663
--------------------------------------------------------------------------------


50               FDP SERIES, INC.               NOVEMBER 30, 2008

For the six months ended November 30, 2008, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                      Investor B      Investor C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............       $ 4,011         $20,657
Marsico Growth FDP Fund ........................       $ 3,743         $17,657
Van Kampen Value FDP Fund ......................       $ 3,441         $18,264
Franklin Templeton Total Return FDP Fund .......       $ 3,060         $31,434
--------------------------------------------------------------------------------

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
MFS Research International FDP Fund .............................        $614
Marsico Growth FDP Fund .........................................        $611
Van Kampen Value FDP Fund .......................................        $555
Franklin Templeton Total Return FDP Fund ........................        $693
--------------------------------------------------------------------------------

In addition, for the six months ended November 30, 2008, MLPF&S received commissions on the execution of portfolio transactions for certain portfolios as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
Van Kampen Value FDP Fund .......................................       $2,788
--------------------------------------------------------------------------------

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Funds' transfer agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide each Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended November 30, 2008, each Fund paid the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

--------------------------------------------------------------------------------
MFS Research International FDP Fund ...........................         $ 96,544
Marsico Growth FDP Fund .......................................         $ 82,969
Van Kampen Value FDP Fund .....................................         $ 82,151
Franklin Templeton Total Return FDP Fund ......................         $111,611
--------------------------------------------------------------------------------

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the six months ended November 30, 2008, the Funds earned the following, which are included in income -- affiliated in the Statements of Operations:

--------------------------------------------------------------------------------
Marsico Growth FDP Fund ............................................         $33
Van Kampen Value FDP Fund ..........................................         $24
Franklin Templeton Total Return FDP Fund ...........................         $32
--------------------------------------------------------------------------------

For the six months ended November 30, 2008, each Fund reimbursed the Advisor for certain accounting services. The reimbursements, which are included in accounting services in the Statements of Operations, were as follows:

--------------------------------------------------------------------------------
                                                                      Accounting
                                                                       Services
--------------------------------------------------------------------------------
MFS Research International FDP Fund .............................       $1,604
Marsico Growth FDP Fund .........................................       $1,252
Van Kampen Value FDP Fund .......................................       $1,226
Franklin Templeton Total Return FDP Fund ........................       $1,663
--------------------------------------------------------------------------------

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds' Chief Compliance Officer.

3. Investments:

Purchases and sales of investments (including paydowns and TBA transactions, excluding short-term securities and U.S. government securities) for the six months ended November 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                  Purchases             Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund ....        $ 55,521,671        $ 52,503,191
Marsico Growth FDP Fund ................        $ 44,839,966        $ 57,593,984
Van Kampen Value FDP Fund ..............        $ 30,294,437        $ 30,417,257
Franklin Templeton Total Return FDP Fund        $347,408,841        $364,243,284
--------------------------------------------------------------------------------

For the six months ended November 30, 2008 purchases and sales of U.S. government securities were as follows:

--------------------------------------------------------------------------------
                                                  Purchases             Sales
--------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund         $ 6,407,558         $12,583,591
--------------------------------------------------------------------------------


               FDP SERIES, INC.               NOVEMBER 30, 2008               51

4. Commitments:

Franklin Templeton Total Return FDP Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period. As of November 30, 2008, the Fund had the following unfunded loan commitments:

--------------------------------------------------------------------------------
                                                     Unfunded          Value of
                                                    Commitment        Underlying
Borrower                                               (000)          Loan (000)
--------------------------------------------------------------------------------
Community Health Systems, Inc. ...................      16               $16
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Corporation may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Corporation may borrow up to the maximum amount allowable under the Corporation's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Corporation pays a commitment fee of 0.08% per annum based on the Corporation's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Corporation did not borrow under the credit agreement during the six months ended November 30, 2008.

6. Capital Loss Carryforward:

As of November 30, 2008, the following Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expirations dates:

--------------------------------------------------------------------------------
                                                                        Marsico
                                                                        Growth
Expires May 31,                                                        FDP Fund
--------------------------------------------------------------------------------
2015 ............................................................     $  800,231
2016 ............................................................        722,955
                                                                      ----------
Total                                                                 $1,523,186
                                                                      ==========

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

                                                                          Six Months Ended                     Year Ended
                                                                          November 30, 2008                   May 31, 2008
                                                                    -----------------------------     -----------------------------
MFS Research International FDP Fund                                    Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          68,385     $    703,105           96,757     $  1,332,276
Shares issued to shareholders in reinvestment of dividends
  and distributions ............................................           3,958           44,687           17,898          239,737
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          72,343          747,792          114,655        1,572,013
Shares redeemed ................................................         (43,606)        (429,349)         (60,930)        (835,284)
                                                                    -----------------------------     -----------------------------
Net increase ...................................................          28,737     $    318,443           53,725     $    736,729
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         517,813     $  5,067,895          675,473     $  9,265,366
Shares issued to shareholders in reinvestment of dividends
  and distributions ............................................          34,428          388,009          170,688        2,278,349
                                                                    -----------------------------     -----------------------------
Total issued ...................................................         552,241        5,455,904          846,161       11,543,715
Shares redeemed ................................................        (306,758)      (2,991,665)        (487,062)      (6,667,957)
                                                                    -----------------------------     -----------------------------
Net increase ...................................................         245,483     $  2,464,239          359,099     $  4,875,758
                                                                    =============================     =============================


52               FDP SERIES, INC.               NOVEMBER 30, 2008

                                                                          Six Months Ended                     Year Ended
                                                                          November 30, 2008                   May 31, 2008
                                                                    -----------------------------     -----------------------------
MFS Research International FDP Fund (concluded)                        Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          42,992     $    405,767           68,366     $    938,068
Shares issued to shareholders in reinvestment of dividends
  and distributions ............................................           3,619           40,573           27,356          361,841
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          46,611          446,340           95,722        1,299,909
Shares redeemed and automatic conversion of shares .............         (68,853)        (676,762)         (98,517)      (1,335,266)
                                                                    -----------------------------     -----------------------------
Net decrease ...................................................         (22,242)    $   (230,422)          (2,795)    $    (35,357)
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       1,826,471     $ 17,756,275        3,387,737     $ 46,144,654
Shares issued to shareholders in reinvestment of dividends
  and distributions ............................................         114,657        1,281,886          703,237        9,289,815
                                                                    -----------------------------     -----------------------------
Total issued ...................................................       1,941,128       19,038,161        4,090,974       55,434,469
Shares redeemed ................................................      (1,827,409)     (17,654,342)      (2,269,948)     (30,716,218)
                                                                    -----------------------------     -----------------------------
Net increase ...................................................         113,719     $  1,383,819        1,821,026     $ 24,718,251
                                                                    =============================     =============================

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

                                                                          Six Months Ended                     Year Ended
                                                                          November 30, 2008                   May 31, 2008
                                                                    -----------------------------     -----------------------------
Marsico Growth FDP Fund                                                Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          47,429     $    497,883          102,506     $  1,262,771
Shares redeemed ................................................         (35,352)        (344,951)         (58,485)        (723,393)
                                                                    -----------------------------     -----------------------------
Net increase ...................................................          12,077     $    152,932           44,021     $    539,378
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         280,010     $  2,820,743          688,665     $  8,480,857
Shares redeemed ................................................        (280,147)      (2,708,107)        (475,330)      (5,953,651)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................            (137)    $    112,636          213,335     $  2,527,206
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          23,368     $    219,153           75,406     $    916,148
Shares redeemed and automatic conversion of shares .............         (64,583)        (604,443)         (99,444)      (1,207,370)
                                                                    -----------------------------     -----------------------------
Net decrease ...................................................         (41,215)    $   (385,290)         (24,038)    $   (291,222)
                                                                    -----------------------------     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       1,052,056     $ 10,356,287        3,404,068     $ 41,328,685
Shares redeemed ................................................      (1,667,821)     (15,663,731)      (2,186,349)     (26,728,629)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................        (615,765)    $ (5,307,444)       1,217,719     $ 14,600,056
                                                                    =============================     =============================


               FDP SERIES, INC.               NOVEMBER 30, 2008               53

                                                                          Six Months Ended                     Year Ended
                                                                          November 30, 2008                   May 31, 2008
                                                                    -----------------------------     -----------------------------
Van Kampen Value FDP Fund                                              Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          60,037     $    548,185          134,540     $  1,502,316
Shares issued resulting from reinvestment of dividends
  and distributions ............................................           2,894           27,292            9,231          105,087
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          62,931          575,477          143,771        1,607,403
Shares redeemed ................................................         (47,524)        (402,369)         (60,004)        (649,486)
                                                                    -----------------------------     -----------------------------
Net increase ...................................................          15,407     $    173,108           83,767     $    957,917
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         358,312     $  3,176,295          917,481     $ 10,146,962
Shares issued resulting from reinvestment of dividends
  and distributions ............................................          22,187          209,000           77,571          882,764
                                                                    -----------------------------     -----------------------------
Total issued ...................................................         380,499        3,385,295          995,052       11,029,726
Shares redeemed ................................................        (401,265)      (3,372,583)        (417,948)      (4,541,412)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................         (20,766)    $     12,712          577,104     $  6,488,314
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          29,398     $    255,997          109,107     $  1,210,217
Shares issued resulting from reinvestment of dividends
  and distributions ............................................           1,742           16,336           10,469          118,796
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          31,140          272,333          119,576        1,329,013
Shares redeemed and automatic conversion of shares .............         (78,440)        (660,206)        (103,771)      (1,125,762)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................         (47,300)    $   (387,873)          15,805     $    203,251
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       1,334,652     $ 11,753,430        4,342,590     $ 47,861,001
Shares issued resulting from reinvestment of dividends
  and distributions ............................................          59,163          553,767          278,968        3,159,757
                                                                    -----------------------------     -----------------------------
Total issued ...................................................       1,393,815       12,307,197        4,621,558       51,020,758
Shares redeemed ................................................      (2,093,555)     (17,289,200)      (1,958,259)     (21,172,307)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................        (699,740)    $ (4,982,003)       2,663,299     $ 29,848,451
                                                                    =============================     =============================

Franklin Templeton Total Return FDP Fund
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          51,534     $    477,579          110,399     $  1,084,614
Shares issued resulting from reinvestment of dividends
  and distributions ............................................           6,908           62,604           14,056          138,826
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          58,442          540,183          124,455        1,223,440
Shares redeemed ................................................         (69,484)        (634,598)         (72,321)        (712,370)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................         (11,042)    $    (94,415)          52,134     $    511,070
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .................         434,597     $  4,080,664        1,204,560     $ 11,859,252
Shares issued resulting from reinvestment of dividends
  and distributions ............................................          76,690          695,855          160,312        1,583,698
                                                                    -----------------------------     -----------------------------
Total issued ...................................................         511,287        4,776,519        1,364,872       13,442,950
Shares redeemed ................................................        (819,855)      (7,424,881)        (821,910)      (8,105,574)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................        (308,568)    $ (2,648,362)         542,962     $  5,337,376
                                                                    =============================     =============================


54               FDP SERIES, INC.               NOVEMBER 30, 2008

Notes to Financial Statements (concluded)

                                                                          Six Months Ended                     Year Ended
                                                                          November 30, 2008                   May 31, 2008
                                                                    -----------------------------     -----------------------------
Franklin Templeton Total Return FDP Fund (concluded)                   Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................          17,064     $    161,638           68,767     $    676,588
Shares issued resulting from reinvestment of dividends
  and distributions ............................................           6,821           61,941           16,978          167,697
                                                                    -----------------------------     -----------------------------
Total issued ...................................................          23,885          223,579           85,745          844,285
Shares redeemed and automatic conversion of shares .............         (97,127)        (881,482)        (107,205)      (1,058,393)
                                                                    -----------------------------     -----------------------------
Net decrease ...................................................         (73,242)    $   (657,903)         (21,460)    $   (214,108)
                                                                    =============================     =============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ....................................................       1,462,701     $ 13,687,117        5,998,304     $ 59,084,830
Shares issued resulting from reinvestment of dividends
  and distributions ............................................         281,975        2,558,123          602,796        5,955,309
                                                                    -----------------------------     -----------------------------
Total issued ...................................................       1,744,676       16,245,240        6,601,100       65,040,139
Shares redeemed ................................................      (3,807,142)     (34,455,216)      (3,602,519)     (35,537,104)
                                                                    -----------------------------     -----------------------------
Net increase (decrease) ........................................      (2,062,466)    $(18,209,976)       2,998,581     $ 29,503,035
                                                                    =============================     =============================

8. Subsequent Events:

On January 1, 2009, BAC announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

Franklin Templeton Total Return FDP Fund

The Fund paid an ordinary income dividend on December 24, 2008 to shareholders of record on December 22, 2008 in the following amounts:

--------------------------------------------------------------------------------
Class                                                                    Amount
--------------------------------------------------------------------------------
Institutional ......................................................   $0.217693
Investor A .........................................................   $0.217693
Investor B .........................................................   $0.217693
Investor C .........................................................   $0.217693
--------------------------------------------------------------------------------

The Fund also paid a long-term capital gain dividend on December 24, 2008 to shareholders of record on December 22, 2008 in the following amounts:

--------------------------------------------------------------------------------
Class                                                                    Amount
--------------------------------------------------------------------------------
Institutional ......................................................   $0.007752
Investor A .........................................................   $0.007752
Investor B .........................................................   $0.007752
Investor C .........................................................   $0.007752
--------------------------------------------------------------------------------


               FDP SERIES, INC.               NOVEMBER 30, 2008               55

Disclosure of Investment Advisory Agreement and Subadvisory Agreements

The Board of Directors (the "Board," the members of which are referred to as "Directors") of Franklin Templeton Total Return FDP Fund, Marsico Growth FDP Fund, MFS Research International FDP Fund and Van Kampen Value FDP Fund (collectively, the "Portfolios") of FDP Series, Inc. (the "Fund") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment advisor. The Board also considered the approval of the subadvisory agreements (collectively, the "Subadvisory Agreement") between the Advisor and Franklin Advisors, Inc. for the Franklin Templeton Total Return FDP Fund, the Advisor and Marsico Capital Management, LLC for the Marsico Growth FDP Fund, the Advisor and Massachusetts Financial Services Company for the MFS Research International FDP Fund, and the Advisor and Van Kampen Asset Management for the Van Kampen Value FDP Fund (collectively, the "Subadvisor"). For simplicity, the Portfolios and the Fund are referred to herein as the "Fund." The Advisor and the Subadvisor are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 - 6, 2008, the Fund's Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and each Subadvisor for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 - 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as


56               FDP SERIES, INC.               NOVEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreements
(continued)

determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients;
(d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the last 18 months. The Franklin Templeton Total Return FDP Fund ranked in the second quartile on a net basis against its Lipper peer universe for each of the one-year and since-inception periods ended December 31, 2007, respectively.

The Marsico Growth FDP Fund ranked in the second and first quartile on a net basis against its Lipper peer universe for the one-year and since-inception periods ended December 31, 2007, respectively.

The MFS Research International FDP Fund ranked in the third quartile on a net basis against its Lipper peer universe for each of the one-year and since-inception periods ended December 31, 2007, respectively. The Board noted that for the since-inception period, the MFS Research International FDP Fund's third quartile performance was near its Lipper median.

The Van Kampen Value FDP Fund ranked in the fourth quartile on a net basis against its Lipper peer universe for each of the one-year and since-inception periods ended December 31, 2007, respectively. This Portfolio does not meet the Board's investment performance expectations. The Board will continue its ongoing dialogue with BlackRock on the Van


               FDP SERIES, INC.               NOVEMBER 30, 2008               57

Disclosure of Investment Advisory Agreement and Subadvisory Agreements
(concluded)

Kampen Value FDP Fund's performance. There was discussion of the negative impact on performance of investment decisions in respect of specific sectors and securities.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Directors, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that, although Marsico Growth FDP Fund's contractual advisory fees are higher than its Peers, Marsico Growth FDP Fund paid actual total expenses that are essentially equal to the median of its Peers. The Board noted that BlackRock has agreed to voluntarily cap the total annual operating expenses, excluding certain expenses, of one or more share classes of the Portfolios at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third-party research obtained by soft dollars generated by transactions in the Fund and certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and each Subadvisor for a one-year term ending June 30, 2009. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.


58               FDP SERIES, INC.               NOVEMBER 30, 2008

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and Member
  of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit
  Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O'Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard B. Surloff, Secretary

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie, Farr & Gallagher LLP
New York, NY 10019


               FDP SERIES, INC.               NOVEMBER 30, 2008               59

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.


60               FDP SERIES, INC.               NOVEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


               FDP SERIES, INC.               NOVEMBER 30, 2008               61

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio+
BlackRock Income Builder Portfolio+
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
   Conservative Prepared Portfolio
   Moderate Prepared Portfolio
   Growth Prepared Portfolio
   Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
   Prepared Portfolio 2010
   Prepared Portfolio 2015
   Prepared Portfolio 2020
   Prepared Portfolio 2025
   Prepared Portfolio 2030
   Prepared Portfolio 2035
   Prepared Portfolio 2040
   Prepared Portfolio 2045
   Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


62               FDP SERIES, INC.               NOVEMBER 30, 2008

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDP Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #FDPS-11/08

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    FDP Series, Inc.

Date: January 20, 2009


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    FDP Series, Inc.

Date: January 20, 2009